UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06384
                                                     ---------------------

                   Nuveen Texas Quality Income Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
July 31, 2007

                    Nuveen Investments
                    Municipal Closed-End Funds

Photo of: Small child


                                                  NUVEEN ARIZONA
                                                  PREMIUM INCOME
                                                  MUNICIPAL FUND, INC.
                                                  NAZ

                                                  NUVEEN ARIZONA
                                                  DIVIDEND ADVANTAGE
                                                  MUNICIPAL FUND
                                                  NFZ

                                                  NUVEEN ARIZONA
                                                  DIVIDEND ADVANTAGE
                                                  MUNICIPAL FUND 2
                                                  NKR

                                                  NUVEEN ARIZONA
                                                  DIVIDEND ADVANTAGE
                                                  MUNICIPAL FUND 3
                                                  NXE

                                                  NUVEEN TEXAS
                                                  QUALITY INCOME
                                                  MUNICIPAL FUND
                                                  NTX

It's not what you earn, it's what you keep.(R)

Logo: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger

Chairman of the Board

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a "buyout" offer from Madison Dearborn Partners, LLC. While this will affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
September 14, 2007

Portfolio Managers' COMMENTS

Nuveen Investments Municipal Closed-End Funds

NAZ, NFZ, NKR, NXE, NTX


Portfolio managers Scott Romans and Daniel Close review national and state economic and municipal market environments, key investment strategies and the annual performance of these five Nuveen Funds. Scott, who has been with Nuveen since 2000, has managed the Arizona Funds since 2003. Dan, who also joined Nuveen in 2000, assumed portfolio management responsibility for NTX in March 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED JULY 31, 2007?

Between August 1, 2006 and July 31, 2007, we saw interest rates at the short end of the municipal bond yield curve hold relatively steady, while longer-term rates declined during much of the period. For the entire 12-month period, the yield on the benchmark 10-year U.S. Treasury note dropped more than 20 basis points to end July 2007 at 4.77%. In the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.63% at the end of July 2007, a decline of 50 basis points from the end of July 2006. Over the reporting period as a whole, the municipal bond yield curve continued to flatten as shorter-term rates remained steady and longer-term rates fell. In this environment, longer duration1 bonds generally outperformed those with shorter durations.

July 2006 marked the end of the Federal Reserve's unprecedented series of 17 consecutive 0.25% rate hikes that brought the fed funds rate to 5.25% over a two-year span. Although many market observers expected the Fed to act on rates in early 2007, the Fed stayed on the sidelines throughout this reporting period, leaving monetary policy unchanged as it kept close tabs on the pace of economic growth, a slumping housing market, and inflationary pressures, including higher energy prices. Through much of this period, the U.S. gross domestic product
(GDP), a closely watched measure of economic growth, operated at below-trend levels, expanding at a rate of 1.1% in the third quarter of 2006, 2.1% in the fourth quarter of 2006, and 0.6% in the first quarter of 2007, the weakest reading since 2002 (all GDP numbers annualized). However, in the second quarter of 2007, increases in government and business spending and exports helped GDP growth rebound sharply to 4.0%, overcoming the 12% decline in residential investment and a noticeable deceleration in consumer spending. While the Consumer Price Index registered a 2.4% year-over-year gain as of July 2007, the increase in this inflation gauge for the first seven months of 2007 was 4.5%, driven largely by gains in energy and food prices. By comparison, the core CPI (which excludes food and energy prices) rose 2.3% between January and July 2007.



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

Over the 12 months ended July 2007, municipal bond issuance nationwide totaled $439.6 billion, up more than 22% from the previous 12 months. This total reflected increased supply during the first seven months of 2007, when $261.3 billion in new securities came to market, up 26% over the same period in 2006. A major factor in 2007 volume was the 59% increase in advance refundings,2 driven by attractive borrowing rates for issuers during the first half of the year. The strength and diversity of demand for municipal bonds were as important as the increase in supply, as the surge in issuance was easily absorbed by a broad-based universe of buyers, including retail investors, institutional investors such as hedge funds and arbitragers, and overseas investors.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN ARIZONA AND TEXAS DURING THIS PERIOD?

In terms of gross domestic product by state, Arizona had the third fastest growing economy in the nation in 2006, with growth of 6.8%, twice the national average of 3.4%. During this period, the government sector as well as manufacturing, finance, and retail trade were among the main economic drivers for the state. Real estate and construction also played major roles, although weakness in the housing market could slow development, especially around Phoenix, the hub of Arizona's growth. However, consumer spending remained strong, as did employment growth. As of July 2007, Arizona's jobless rate was 3.7%, down from 4.1% in July 2006. With a year-round climate that both retirees and younger workers find attractive, Arizona's population trends continued to be strong, with growth of more than 20% over the past six years, ranking the state second only to Nevada in rate of population growth. Reflecting this growth and the state's expanding infrastructure needs, Arizona's $10.6 billion fiscal 2008 budget called for an increase of almost 9% over 2007's budget. As of July 2007, Moody's issuer rating for Arizona was Aa3, while Standard & Poor's reconfirmed its rating of AA with a stable outlook in June 2007. For the 12 months ended July 31, 2007, municipal issuance in Arizona totaled $7.6 billion, an increase of 6% over the previous 12 months. During the first seven months of 2007, Arizona issuance rose sharply to $5.35 billion, up 64% from that of January-July 2006. According to Moody's, Arizona's debt levels were moderate in relation to the state's economic base, with both tax-supported debt per capita and debt as a percentage of personal income ranking below national medians.

With a 4.3% increase in GDP by state, Texas ranked as the 10th fastest growing state economy in the nation in 2006. Although the Texas economy remained resource-based, industries in the state continued to be well diversified, with contributions from agriculture and technology as well as from services and transportation spurred by NAFTA and its impact on cross-border trade. High crude oil prices resulted in increased employment as well as improved income. Over the past 12 months, the unemployment rate in Texas fell from 4.9% in July 2006 to 4.4% in July 2007. Population trends in the state also remained positive, as growth of almost 13% over the past six years (compared with the national average of 6.4%) placed Texas among the top seven states in population growth. Educational funding accounted for approximately 60% of



2 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

the $71.4 billion Texas state budget for fiscal 2008, reflecting the state's commitment to education as well as continuing growth in the school-age population. As of July 31, 2007, Moody's, S&P, and Fitch maintained their ratings on Texas-backed debt at Aa1, AA, and AA+, respectively, with stable outlooks. For the 12 months ended July 31, 2007, municipal issuance in Texas reached $46.1 billion, an increase of 66% over the previous 12 months. Issuance during the first seven months of 2007 was up 47% from the same period in 2006, to $27.2 billion, making Texas the second largest state issuer in the nation (behind California) for both periods. According to Moody's, Texas ranked 41st among the 50 states in terms of tax-supported debt per capita, and the state's debt as a percentage of personal income ratio was 1.3%, compared with the national median of 2.4%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE ARIZONA AND TEXAS FUNDS DURING THIS REPORTING PERIOD?

In the municipal bond interest rate environment of the past 12 months, where the flattening yield curve remained a dominant market factor, we continued to emphasize a disciplined approach to duration management and yield curve positioning. In all five of these Funds, our duration management strategies during this period included the use of inverse floating rate trusts,3 a type of derivative financial instrument. The inverse floaters had the dual benefit of bringing the Funds' durations closer to our preferred strategic target and increasing their distributable income.

As discussed in past shareholder reports, we have also used Treasury futures contracts and forward interest rate swaps (additional types of derivative instruments) as duration management tools when we believed this supported our overall investment performance strategies. The goal of this strategy is to help us manage net asset value (NAV) volatility without having a negative impact on the Funds' income streams or common share dividends over the short term. During this reporting period, we used swaps in NXE and futures contracts in NFZ. As of July 31, 2007, the swaps in NXE had been removed, while the futures contracts remained in place in NFZ.

During the first part of this reporting period, NTX also added bonds that could help to manage duration and increase the Fund's income-generating potential, including zero coupon bonds. As progress was made toward the Fund's duration goal, our purchases in NTX during the second part of this period focused mainly on attractively priced bonds maturing in 20 to 25 years, while the Arizona Funds emphasized bonds maturing in 20 to 30 years and longer throughout this period. In Arizona, however, our purchase decisions were generally more heavily influenced by credit ratings and sectors than by maturity.



3 An inverse floating rate trust is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the 12-month period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

We also continued to emphasize individual credit selection. As previously mentioned, both Arizona and Texas saw increased municipal issuance during this period, and steady new issuance as well as a number of advance refundings and debt restructurings provided us with a greater variety of bonds and sectors from which to choose. Since Arizona and Texas are high-quality states, much of the new supply was highly rated and/or insured. However, we also found opportunities to diversify our exposure to lower credit quality bonds by incrementally adding credits that we considered attractive based on their strong performance and the support they could provide for the Funds' income streams.

This was particularly true in Arizona, where rapid population growth and expanding infrastructure needs resulted in a number of value opportunities in the lower-rated and non-rated sectors. During this period, we added new positions in non-rated community facilities district bonds to NFZ, NKR, and NXE. The relative newness of this type of credit in the Arizona market, plus the state's continued growth, made these bonds attractive value prospects. Also during this period, a number of noninsured, lower-rated hospital offerings came to market at very attractive prices. We found these opportunities attractive based not only on their price, but also on their performance potential and the support they could provide for the Funds' income streams. Apart from credit quality, we also purchased higher-rated single family housing bonds as a good way to add income to all of the Arizona Funds.

In NTX during this period, we added to the Fund's positions in tax-supported bonds (i.e., general obligation, revenue, and appropriation bonds), lower-rated health care bonds (both hospital and long-term/continuing care facility issues), and insured education bonds. NTX also sold a GNMA collateralized multi-family housing project issue maturing in 2035 that was priced at a premium to par because we were of the opinion that declining underlying project financials may cause the issue to be called at par.

To generate cash for purchases and to help maintain the Funds' durations within our preferred strategic range, we selectively sold some of the Funds' holdings with shorter durations, including pre-refunded bonds and short-dated paper. In the Arizona Funds, we also found some opportunities to sell a few of our insured holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their future income streams.

HOW DID THE FUNDS PERFORM?

Individual results for these Arizona and Texas Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 7/31/07

                                             1-Year       5-Year       10-Year
Arizona Funds
NAZ                                          3.62%        5.34%        4.88%
NFZ                                          3.24%        5.68%         NA
NKR                                          3.59%        5.84%         NA
NXE                                          3.81%         NA           NA

Texas Fund
NTX                                          3.82%        5.60%        5.55%

Lehman Brothers
Municipal
Bond Index4                                  4.27%        4.50%        5.23%

Lipper Other States
Municipal Debt Funds
Average5                                     3.92%        5.88%        5.75%

For the 12 months ended July 31, 2007, the total returns on NAV for all five of these Funds underperformed the return on the Lehman Brothers Municipal Bond Index. NXE and NTX performed in line with the average return for the Lipper Other States Municipal Debt Funds Average peer group, while NAZ, NFZ, and NKR trailed this average. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Factors that influenced the Funds' returns during this period included yield curve and duration positioning, individual security selection and sector allocations, exposure to lower-rated credits, and advance refunding activity.

As the yield curve continued to flatten over the course of this period, municipal bonds with maturities of 10 years and longer, as measured by the Lehman Brothers Municipal Bond Index, performed best, generally outpacing municipal bonds with shorter maturities. While our strategies during this period included adding longer-term bonds to our portfolios, most of these Funds remained slightly short of our strategic target in terms of their holdings of bonds in the longest part of the yield curve, which was negative for performance. However, this was generally offset by the Funds' heavier exposure to the intermediate part of the curve, which performed well, and lower allocations to the shorter part of the curve, which underperformed the general municipal market.



*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

4 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

5 The Lipper Other State Municipal Debt Funds category average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 46; 5 years, 37; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

During this reporting period, NTX benefited from its positions in tax-supported credits. Other sectors of the market that performed well during this period included transportation, education and zero coupon bonds.

In general, lower-rated credits, especially securities rated BB or lower and non-rated bonds, continued to outperform other credit quality sectors during this period. This outperformance was largely the result of investor demand for the higher yields typically associated with lower-rated bonds. While NTX benefited from its weightings of bonds rated BBB or lower during this period, the performance story in the Arizona Funds was more mixed. Holdings of non-rated bonds in the Arizona Funds tended to have higher coupons and remained at a premium as interest rates backed up in June and July 2007, enabling these bonds to outperform or at least perform in line with the market during this period. However, some of the BBB-rated hospital bonds added to the Funds during the earlier part of this period did not have higher coupons and were priced at par or even a slight discount, leading to underperformance as rates rose and credit spreads widened. In addition, the Funds' holdings of lower-rated waste management bonds had very short durations, which meant that they did not capture as much of the outperformance of the lower-rated sector as other BBB-rated bonds during the first 10 months of this period.

We continued to see positive contributions from advance refunding activity, which benefited the Funds through price appreciation and enhanced credit quality. Pre-refunded bonds, especially those that were advance refunded before the rise in interest rates in June 2007, were among the best performing holdings in the Arizona Funds for this period, including a Phoenix Children's Hospital issue that had been rated Baa3 prior to refinancing. The different rates of pre-refundings in each of the Funds also had a direct effect on relative performance during this period, as advance refundings totaled approximately 19% in NXE, 27% in NAZ, 17% in NKR and 16% in NTX, but only 8% of NFZ's portfolio.

At the same time, holdings of older, previously pre-refunded bonds tended to underperform the general municipal market during this period, due primarily to their shorter effective maturities. In addition, the health care sector, which had ranked among the top performing revenue sectors in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market for this period as rates rose and credit spreads widened in June and July 2007. Among these Funds, exposure to the health care sector ranged from 7% to 12%, which generally detracted from the Funds' performance. NTX also held some individual housing bonds that did not perform well during this period.

Dividend and Share Price
                 INFORMATION


As previously noted, these five Arizona and Texas Funds use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced during this period due to short-term interest rates that remained relatively high, which--in turn--kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields during this period. The combination of these factors resulted in one monthly dividend reduction in NKR, NXE, and NTX and three in NFZ over the 12-month period ended July 31, 2007. The dividend of NAZ remained stable throughout this reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2006, as follows:


                                         Short-Term Capital Gains
               Long-Term Capital Gains     and/or Ordinary Income
                            (per share)                (per share)

NFZ                            $0.0614                    $0.0016
NKR                            $0.0405                         --
NTX                            $0.0363                         --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2007, all of the Funds in this report had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

As of July 31, 2007, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:


                               7/31/07           12-Month Average
                      Premium/Discount           Premium/Discount
NAZ                             -6.64%                    -3.18%
NFZ                             -7.80%                    +2.64%
NKR                             +3.46%                    +2.41%
NXE                             -5.35%                    -2.93%
NTX                             -6.59%                    -3.71%

NAZ
Performance
OVERVIEW

Nuveen Arizona
Premium Income
Municipal Fund, Inc.

as of July 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       75%
AA                                8%
A                                 5%
BBB                              10%
N/R                               2%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Aug                            0.051
Sep                            0.051
Oct                            0.051
Nov                            0.051
Dec                            0.051
Jan                            0.051
Feb                            0.051
Mar                            0.051
Apr                            0.051
May                            0.051
Jun                            0.051
Jul                            0.051

Line Chart:
Share Price Performance -- Weekly Closing Price
Aug 1, 2006                   13.73
                              13.82
                              13.68
                              13.767
                              13.75
                              13.72
                              13.69
                              13.85
                              13.8
                              13.69
                              13.8
                              13.7
                              13.7501
                              13.86
                              13.75
                              13.88
                              14.01
                              13.86
                              13.9212
                              14.2
                              13.97
                              13.75
                              13.81
                              13.88
                              13.94
                              13.88
                              13.85
                              14.03
                              14.16
                              14.05
                              14.05
                              14.099
                              14.1501
                              14.09
                              14.35
                              14.34
                              14.35
                              14.35
                              14.34
                              14.26
                              14.15
                              14.1
                              13.93
                              13.78
                              13.69
                              13.5601
                              13.26
                              13.3401
                              13.42
                              13.4
                              13.32
                              13
                              12.9401
Jul 31, 2007                  13.0701


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.07
------------------------------------
Common Share
Net Asset Value               $14.00
------------------------------------
Premium/(Discount) to NAV     -6.64%
------------------------------------
Market Yield                   4.68%
------------------------------------
Taxable-Equivalent Yield1      6.81%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $62,534
------------------------------------
Average Effective
Maturity on Securities (Years) 14.28
------------------------------------
Leverage-Adjusted Duration      9.00
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.22%         3.62%
------------------------------------
5-Year          0.11%         5.34%
------------------------------------
10-Year         3.73%         4.88%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                28.9%
------------------------------------
Tax Obligation/Limited         22.6%
------------------------------------
Water and Sewer                14.5%
------------------------------------
Health Care                    11.2%
------------------------------------
Utilities                       7.9%
------------------------------------
Education and Civic
   Organizations                6.2%
------------------------------------
Housing/Single Family           5.0%
------------------------------------
Other                           3.7%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NFZ
Performance
OVERVIEW

Nuveen Arizona
Dividend Advantage
Municipal Fund

as of July 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       67%
AA                               11%
A                                 7%
BBB                              11%
N/R                               4%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007(2)
Aug                           0.0655
Sep                           0.0615
Oct                           0.0615
Nov                           0.0615
Dec                           0.0585
Jan                           0.0585
Feb                           0.0585
Mar                           0.0585
Apr                           0.0585
May                           0.0585
Jun                           0.0555
Jul                           0.0555

Line Chart:
Share Price Performance -- Weekly Closing Price
Aug 1, 2006                   15.75
                              16
                              16.45
                              16.13
                              16
                              16.18
                              15.97
                              16
                              16.1
                              15.9
                              16.22
                              15.79
                              15.54
                              15.66
                              15.7699
                              15.85
                              15.65
                              15.51
                              15.7
                              15.5
                              15.29
                              15.24
                              15.045
                              15.35
                              15.24
                              14.98
                              14.9
                              14.79
                              14.93
                              15.03
                              14.85
                              15.15
                              14.93
                              14.96
                              14.86
                              14.9501
                              15.2
                              15.32
                              15.07
                              15.35
                              15.4
                              15.26
                              15.22
                              15
                              15.18
                              15.1
                              14.8
                              14.75
                              14.75
                              14.78
                              14.21
                              13.78
                              13.2
Jul 31, 2007                  13.35


FUND SNAPSHOT
-------------------------------------
Common Share Price            $13.35
-------------------------------------
Common Share
Net Asset Value               $14.48
-------------------------------------
Premium/(Discount) to NAV     -7.80%
-------------------------------------
Market Yield                   4.99%
-------------------------------------
Taxable-Equivalent Yield1      7.26%
-------------------------------------
Net Assets Applicable to
Common Shares ($000)         $22,439
-------------------------------------
Average Effective
Maturity on Securities (Years) 17.77
-------------------------------------
Leverage-Adjusted Duration     10.65
-------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
-------------------------------------
           ON SHARE PRICE    ON NAV
-------------------------------------
1-Year        -11.63%         3.24%
-------------------------------------
5-Year          2.48%         5.68%
-------------------------------------
Since
Inception       3.92%         6.23%
-------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------
Tax Obligation/Limited         29.3%
-------------------------------------
Utilities                      15.2%
-------------------------------------
Housing/Single Family          10.8%
-------------------------------------
Tax Obligation/General         10.7%
-------------------------------------
Health Care                     9.5%
-------------------------------------
U.S. Guaranteed                 7.9%
-------------------------------------
Water and Sewer                 7.8%
-------------------------------------
Other                           8.8%
-------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0630 per share.

NKR
Performance
OVERVIEW

Nuveen Arizona
Dividend Advantage
Municipal Fund 2

as of July 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       69%
AA                                5%
A                                10%
BBB                              12%
N/R                               4%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007(2)
Aug                           0.0645
Sep                           0.0615
Oct                           0.0615
Nov                           0.0615
Dec                           0.0615
Jan                           0.0615
Feb                           0.0615
Mar                           0.0615
Apr                           0.0615
May                           0.0615
Jun                           0.0615
Jul                           0.0615

Line Chart:
Share Price Performance -- Weekly Closing Price
Aug 1, 2006                   15.37
                              15.95
                              15.9
                              15.75
                              15.9
                              15.66
                              15.55
                              15.35
                              15.55
                              15.71
                              16.28
                              15.73
                              15.55
                              15.47
                              15.7
                              15.82
                              15.24
                              15.35
                              15.27
                              15.23
                              15.2
                              15.19
                              15.0307
                              15.21
                              14.94
                              14.89
                              15.0501
                              14.94
                              15.31
                              15.17
                              15.5
                              15.29
                              15.4645
                              15.34
                              15.49
                              15.2999
                              15.32
                              15.65
                              15.75
                              15.87
                              15.96
                              15.9
                              16.23
                              16.06
                              16.6
                              15.6
                              15.05
                              14.86
                              15
                              15.2
                              15.45
                              15.2
                              15.42
Jul 31, 2007                  15.27

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.27
------------------------------------
Common Share
Net Asset Value               $14.76
------------------------------------
Premium/(Discount) to NAV      3.46%
------------------------------------
Market Yield                   4.83%
------------------------------------
Taxable-Equivalent Yield1      7.03%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $35,976
------------------------------------
Average Effective
Maturity on Securities (Years) 15.51
------------------------------------
Leverage-Adjusted Duration      9.54
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.52%         3.59%
------------------------------------
5-Year          5.29%         5.84%
------------------------------------
Since
Inception       6.23%         6.48%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         29.0%
------------------------------------
U.S. Guaranteed                17.0%
------------------------------------
Health Care                    13.6%
------------------------------------
Tax Obligation/General         13.5%
------------------------------------
Water and Sewer                 8.1%
------------------------------------
Housing/Multifamily             5.1%
------------------------------------
Housing/Single Family           5.0%
------------------------------------
Other                           8.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0405 per share.

NXE
Performance
OVERVIEW

Nuveen Arizona
Dividend Advantage
Municipal Fund 3

as of July 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       67%
AA                                7%
A                                10%
BBB                              12%
N/R                               4%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Aug                           0.0565
Sep                           0.0565
Oct                           0.0565
Nov                           0.0565
Dec                           0.0565
Jan                           0.0565
Feb                           0.0565
Mar                           0.0545
Apr                           0.0545
May                           0.0545
Jun                           0.0545
Jul                           0.0545

Line Chart:
Share Price Performance -- Weekly Closing Price
Aug 1, 2006                   13.72
                              13.89
                              13.81
                              14
                              13.95
                              13.98
                              13.8201
                              13.78
                              13.8635
                              13.8
                              14.05
                              13.75
                              13.8
                              13.99
                              14.1
                              13.9
                              14.08
                              14
                              14.19
                              14.4
                              14.42
                              13.8
                              13.85
                              13.9
                              14.1
                              13.76
                              13.99
                              14.1
                              14.45
                              14.41
                              14.26
                              14.15
                              14.49
                              14.29
                              14.24
                              14.3
                              14.46
                              14.36
                              14.6
                              14.49
                              14.51
                              14.48
                              14.53
                              14.39
                              14.22
                              14.55
                              13.88
                              13.92
                              14
                              13.95
                              13.91
                              13.58
                              13.4
Jul 31, 2007                  13.44

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.44
------------------------------------
Common Share
Net Asset Value               $14.20
------------------------------------
Premium/(Discount) to NAV     -5.35%
------------------------------------
Market Yield                   4.87%
------------------------------------
Taxable-Equivalent Yield1      7.09%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $43,552
------------------------------------
Average Effective
Maturity on Securities (Years) 16.16
------------------------------------
Leverage-Adjusted Duration      9.26
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.21%         3.81%
------------------------------------
Since
Inception       3.05%         5.10%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         21.9%
------------------------------------
U.S. Guaranteed                18.6%
------------------------------------
Health Care                    15.4%
------------------------------------
Education and Civic
   Organizations                8.7%
------------------------------------
Transportation                  8.6%
------------------------------------
Water and Sewer                 7.8%
------------------------------------
Utilities                       7.7%
------------------------------------
Housing/Single Family           5.0%
------------------------------------
Other                           6.3%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NTX
Performance
OVERVIEW

Nuveen Texas
Quality Income
Municipal Fund

as of July 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       72%
AA                               11%
A                                 3%
BBB                              11%
BB or Lower                       1%
N/R                               2%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007(2)
Aug                           0.0635
Sep                           0.0605
Oct                           0.0605
Nov                           0.0605
Dec                           0.0605
Jan                           0.0605
Feb                           0.0605
Mar                           0.0605
Apr                           0.0605
May                           0.0605
Jun                           0.0605
Jul                           0.0605

Line Chart:
Share Price Performance -- Weekly Closing Price
Aug 1, 2006                   14.6599
                              14.79
                              15
                              14.95
                              14.86
                              14.96
                              14.88
                              14.84
                              14.9
                              14.83
                              14.73
                              14.59
                              14.64
                              14.67
                              14.86
                              14.81
                              14.87
                              14.87
                              14.87
                              14.8
                              14.58
                              14.62
                              14.64
                              14.6
                              14.69
                              14.61
                              14.63
                              14.61
                              14.5801
                              14.7
                              14.56
                              14.75
                              14.7
                              14.6806
                              14.72
                              14.64
                              14.697
                              14.53
                              14.58
                              14.61
                              14.69
                              14.62
                              14.4
                              14.42
                              14.44
                              14.3
                              14.2
                              14.2999
                              14.4
                              14.5499
                              14.16
                              13.87
                              13.83
Jul 31, 2007                  13.89

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.89
------------------------------------
Common Share
Net Asset Value               $14.87
------------------------------------
Premium/(Discount) to NAV     -6.59%
------------------------------------
Market Yield                   5.23%
------------------------------------
Taxable-Equivalent Yield1      7.26%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $141,238
------------------------------------
Average Effective
Maturity on Securities (Years) 15.72
------------------------------------
Leverage-Adjusted Duration      7.67
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.52%         3.82%
------------------------------------
5-Year          4.40%         5.60%
------------------------------------
10-Year         5.18%         5.55%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         29.3%
------------------------------------
U.S. Guaranteed                16.9%
------------------------------------
Education and Civic
   Organizations               12.4%
------------------------------------
Health Care                    10.6%
------------------------------------
Water and Sewer                 7.3%
------------------------------------
Utilities                       6.5%
------------------------------------
Transportation                  4.3%
------------------------------------
Other                          12.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $.0363 per share.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND



We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund (the "Funds"), as of July 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund at July 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 24, 2007

NAZ
Nuveen Arizona Premium Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                   July 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.4% (0.9% OF TOTAL INVESTMENTS)

$         875   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      886,708
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 9.5% (6.2% OF TOTAL INVESTMENTS)

        1,000   Arizona State University, System Revenue Bonds, Series 2002,          7/12 at 100.00         AAA          1,034,450
                 5.000%, 7/01/25 - FGIC Insured

                Arizona State University, System Revenue Bonds, Series 2005:
        2,455    5.000%, 7/01/20 - AMBAC Insured                                      7/15 at 100.00         AAA          2,582,660
          750    5.000%, 7/01/21 - AMBAC Insured                                      7/15 at 100.00         AAA            787,095

        1,500   Tempe Industrial Development Authority, Arizona, Lease Revenue        7/13 at 100.00         AAA          1,544,250
                 Bonds, Arizona State University Foundation Project, Series 2003,
                 5.000%, 7/01/34 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,705   Total Education and Civic Organizations                                                                   5,948,455
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 17.3% (11.2% OF TOTAL INVESTMENTS)

        1,430   Arizona Health Facilities Authority, Hospital Revenue Bonds,          1/17 at 100.00         AA-          1,467,209
                 Banner Health Systems, Series 2007A, 5.000%, 1/01/25

          675   Glendale Industrial Development Authority, Arizona, Revenue          12/15 at 100.00         BBB            658,989
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

        1,110   Glendale Industrial Development Authority, Arizona, Revenue          12/17 at 100.00         BBB          1,075,235
                 Bonds, John C. Lincoln Health Network, Series 2007,
                 5.000%, 12/01/42

          550   Maricopa County Industrial Development Authority, Arizona,            5/16 at 100.00          AA            561,534
                 Health Facilities Revenue Bonds, Mayo Clinic, Series 2006,
                 5.000%, 11/15/36

        2,150   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00           A          2,212,372
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23 (UB)

        2,800   Maricopa County Industrial Development Authority, Arizona,            7/17 at 100.00           A          2,863,981
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2007A, 5.250%, 7/01/32 (UB)

          385   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health          4/15 at 100.00        Baa1            395,457
                 Corporation, Series 2005, 5.000%, 4/01/16

          515   Puerto Rico Industrial, Tourist, Educational, Medical and            11/10 at 101.00          AA            553,707
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds, Hospital de la Concepcion, Series 2000A,
                 6.375%, 11/15/15

        1,055   Winslow Industrial Development Authority, Arizona, Hospital           6/08 at 101.00         N/R          1,041,760
                 Revenue Bonds, Winslow Memorial Hospital, Series 1998,
                 5.500%, 6/01/22

------------------------------------------------------------------------------------------------------------------------------------
       10,670   Total Health Care                                                                                        10,830,244
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)

          400   Phoenix Industrial Development Authority, Arizona, GNMA               6/11 at 102.00         Aaa            414,368
                 Collateralized Multifamily Housing Revenue Bonds, Campaigne
                 Place on Jackson, Series 2001, 5.700%, 6/20/31 (Alternative
                 Minimum Tax)

          530   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa            521,647
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          930   Total Housing/Multifamily                                                                                   936,015
------------------------------------------------------------------------------------------------------------------------------------


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.8% (5.0% OF TOTAL INVESTMENTS)

$       1,690   The Industrial Development Authority of The City of Tucson,           1/17 at 103.00         Aaa     $    1,728,786
                 Arizona, Tax-Exempt Single Family Mortgage Revenue Bonds,
                 Series 2007A-1, 5.100%, 7/01/38

        3,010   Tucson and Pima County Industrial Development Authority,              6/17 at 101.00         Aaa          3,140,092
                 Arizona, Single Family Mortgage Revenue Bonds, Series 2007B,
                 5.350%, 6/01/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,700   Total Housing/Single Family                                                                               4,868,878
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.2% (1.4% OF TOTAL INVESTMENTS)

        1,345   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB          1,343,077
                 Solid Waste Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2003B, 4.450%, 3/01/28 (Mandatory put 3/01/08)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 0.6% (0.4% OF TOTAL INVESTMENTS)

          330   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00        BBB-            342,289
                 Series 2001A, 5.375%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 34.8% (22.6% OF TOTAL INVESTMENTS)

                Bullhead City, Arizona, Special Assessment Bonds, Parkway
                District Improvements, Series 1993:
          720    6.100%, 1/01/08                                                        No Opt. Call        Baa2            725,364
          775    6.100%, 1/01/09                                                      1/08 at 100.00        Baa2            780,611

          454   Estrella Mountain Ranch Community Facilities District, Goodyear,      7/10 at 102.00         N/R            491,945
                 Arizona, Special Assessment Lien Bonds, Series 2001A,
                 7.875%, 7/01/25

                Greater Arizona Development Authority, Infrastructure Revenue
                Bonds, Series 2006A:
          740    5.000%, 8/01/23 - MBIA Insured                                       8/16 at 100.00         AAA            776,911
          875    5.000%, 8/01/25 - MBIA Insured                                       8/16 at 100.00         AAA            915,329

        1,280   Greater Arizona Development Authority, Infrastructure Revenue         8/16 at 100.00         AAA          1,346,778
                 Bonds, Series 2006, 5.000%, 8/01/22 - MBIA Insured

          575   Marana Municipal Property Corporation, Arizona, Revenue Bonds,        7/13 at 100.00         AAA            591,422
                 Series 2003, 5.000%, 7/01/28 - AMBAC Insured

        1,110   Marana, Arizona, Tangerine Farms Road Improvement District            7/16 at 100.00        Baa1          1,062,070
                 Revenue Bonds, Series 2006, 4.600%, 1/01/26

        3,400   Maricopa County Stadium District, Arizona, Revenue Refunding          6/12 at 100.00         Aaa          3,593,460
                 Bonds, Series 2002, 5.375%, 6/01/18 - AMBAC Insured

        3,400   Mesa, Arizona, Street and Highway User Tax Revenue Bonds,             7/15 at 100.00         AAA          3,556,978
                 Series 2005, 5.000%, 7/01/24 - FSA Insured

        1,200   Prescott Valley Municipal Property Corporation, Arizona,              1/13 at 100.00         AAA          1,232,280
                 Municipal Facilities Revenue Bonds, Series 2003,
                 5.000%, 1/01/27 - FGIC Insured

                Puerto Rico Infrastructure Financing Authority, Special Tax
                Revenue Bonds, Series 2005A:
        7,160    0.000%, 7/01/42 - FGIC Insured (UB)                                    No Opt. Call         AAA          1,339,851
        2,875    0.000%, 7/01/43 - AMBAC Insured (UB)                                   No Opt. Call         AAA            509,191

          343   Puerto Rico Infrastructure Financing Authority, Special Tax Bonds       No Opt. Call         AAA            210,660
                 Residual, Series 1534, 5.604%, 7/01/42 (IF)

        1,000   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00        BBB-          1,027,920
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/24

        1,610   San Luis Civic Improvement Corporation, Arizona, Municipal            7/15 at 100.00         AAA          1,676,654
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured

        1,350   Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,                7/14 at 100.00         AAA          1,435,104
                 5.250%, 7/01/20 - AMBAC Insured

          500   Tucson, Arizona, Certificates of Participation, Series 2000,          7/08 at 100.00         AAA            508,100
                 5.700%, 7/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,367   Total Tax Obligation/Limited                                                                             21,780,628
------------------------------------------------------------------------------------------------------------------------------------

                                       19

NAZ
Nuveen Arizona Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 44.6% (28.9% OF TOTAL INVESTMENTS) (4)

$         800   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00       A (4)     $      867,472
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00     BBB (4)          1,114,700
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 7.000%, 12/01/25 (Pre-refunded 12/01/10)

        1,000   Arizona State University, Certificates of Participation,              7/12 at 100.00         AAA          1,066,990
                 Series 2002, 5.375%, 7/01/19 (Pre-refunded 7/01/12) -
                 MBIA Insured

                Arizona Tourism and Sports Authority, Tax Revenue Bonds,
                Multipurpose Stadium Facility Project, Series 2003A:
          500    5.375%, 7/01/20 (Pre-refunded 7/01/13) - MBIA Insured                7/13 at 100.00         Aaa            539,575
        1,000    5.375%, 7/01/21 (Pre-refunded 7/01/13) - MBIA Insured                7/13 at 100.00         Aaa          1,079,150

        1,250   Glendale Industrial Development Authority, Arizona, Revenue           5/11 at 101.00      A- (4)          1,347,575
                 Bonds, Midwestern University, Series 2001A, 5.875%, 5/15/31
                 (Pre-refunded 5/15/11)

        1,250   Maricopa County Industrial Development Authority, Arizona,              No Opt. Call         AAA          1,493,513
                 Hospital Revenue Refunding Bonds, Samaritan Health Services,
                 Series 1990A, 7.000%, 12/01/16 - MBIA Insured (ETM)

          630   Maricopa County Union High School District 210 Phoenix,               7/16 at 100.00         AAA            677,086
                 Arizona, General Obligation Bonds, Series 2006C,
                 5.000%, 7/01/24 (Pre-refunded 7/01/16) - MBIA Insured

        1,525   Maricopa County Union High School District 210, Phoenix,              7/14 at 100.00         AAA          1,627,221
                 Arizona, General Obligation Bonds, Series 2004A,
                 5.000%, 7/01/21 (Pre-refunded 7/01/14) - FSA Insured

        3,000   Mesa Industrial Development Authority, Arizona, Revenue Bonds,        1/10 at 101.00         AAA          3,164,340
                 Discovery Health System, Series 1999A, 5.750%, 1/01/25
                 (Pre-refunded 1/01/10) - MBIA Insured

        1,050   Northern Arizona University, System Revenue Bonds, Series 2002,       6/12 at 100.00         AAA          1,103,918
                 5.000%, 6/01/34 (Pre-refunded 6/01/12) - FGIC Insured

        2,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/10 at 101.00         AAA          2,139,680
                 Wastewater System Revenue Bonds, Series 2000,
                 6.000%, 7/01/24 (Pre-refunded 7/01/10) - FGIC Insured

        2,000   Phoenix Civic Improvement Corporation, Arizona, Subordinate           7/13 at 100.00         AAA          2,121,140
                 Lien Excise Tax Revenue Bonds, Series 2003A, 5.000%, 7/01/21
                 (Pre-refunded 7/01/13) - MBIA Insured

                Phoenix Industrial Development Authority, Arizona, Government
                Office Lease Revenue Bonds, Capitol Mall LLC, Series 2000:
          700    5.375%, 9/15/22 (Pre-refunded 9/15/10) - AMBAC Insured               9/10 at 100.00         AAA            732,494
        2,000    5.500%, 9/15/27 (Pre-refunded 9/15/10) - AMBAC Insured               9/10 at 100.00         AAA          2,100,140

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00    BBB+ (4)          1,083,810
                 Revenue Bonds, Series 2000B, 6.500%, 7/01/27
                 (Pre-refunded 7/01/10)

        1,500   Scottsdale Industrial Development Authority, Arizona, Hospital       12/11 at 101.00      A3 (4)          1,625,535
                 Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

        3,215   Tucson Industrial Development Authority, Arizona, Senior Living       7/10 at 101.00      AA (4)          3,402,885
                 Facilities Revenue Bonds, Christian Care Project, Series 2000A,
                 5.625%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured

          600   Tucson, Arizona, Junior Lien Street and Highway User Revenue          7/10 at 100.00         AAA            620,100
                 Bonds, Series 2000E, 5.000%, 7/01/18 (Pre-refunded 7/01/10) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,020   Total U.S. Guaranteed                                                                                    27,907,324
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 12.2% (7.9% OF TOTAL INVESTMENTS)

        1,000   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,085,570
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/15

          620   Pima County Industrial Development Authority, Arizona, Lease          1/08 at 100.00         AAA            636,579
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

        2,170   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          2,265,762
                 Series 2005RR, 5.000%, 7/01/27 - XLCA Insured

          530   Salt River Project Agricultural Improvement and Power District,       1/13 at 100.00         Aa1            549,032
                 Arizona, Electric System Revenue Bonds, Series 2002B,
                 5.000%, 1/01/22


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

                Salt River Project Agricultural Improvement and Power District,
                Arizona, Electric System Revenue Refunding Bonds, Series 2002A:
$       2,000    5.125%, 1/01/27                                                      1/12 at 101.00         Aa1     $    2,075,960
        1,000    5.000%, 1/01/31                                                      1/12 at 101.00         Aa1          1,028,890

------------------------------------------------------------------------------------------------------------------------------------
        7,320   Total Utilities                                                                                           7,641,793
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 22.4% (14.5% OF TOTAL INVESTMENTS)

        1,005   Cottonwood, Arizona, Senior Lien Water System Revenue Bonds,          7/14 at 100.00         AAA          1,043,924
                 Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 -
                 XLCA Insured

        3,500   Glendale, Arizona, Water and Sewer Revenue Bonds, Subordinate         7/13 at 100.00         AAA          3,614,096
                 Lien, Series 2003, 5.000%, 7/01/28 - AMBAC Insured

          600   Oro Valley Municipal Property Corporation, Arizona, Senior Lien       7/13 at 100.00         AAA            623,304
                 Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

        1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/14 at 100.00         AAA          1,041,770
                 Wastewater System Revenue Bonds, Series 2004,
                 5.000%, 7/01/24 - MBIA Insured

        1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/12 at 100.00         AAA          1,545,360
                 Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
                 FGIC Insured

        3,295   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA          3,451,644
                 Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 -
                 MBIA Insured

        1,250   Phoenix Civic Improvement Corporation, Arizona, Junior Lien             No Opt. Call         AAA          1,413,538
                 Water System Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/21 - FGIC Insured

                Surprise Municipal Property Corporation, Arizona, Wastewater
                System Revenue Bonds, Series 2007:
          600    4.700%, 4/01/22                                                      4/14 at 100.00         BBB            585,426
          695    4.900%, 4/01/32                                                      4/17 at 100.00         BBB            667,554

------------------------------------------------------------------------------------------------------------------------------------
       13,445   Total Water and Sewer                                                                                    13,986,616
------------------------------------------------------------------------------------------------------------------------------------
$     100,707   Total Investments (cost $94,092,719) - 154.3%                                                            96,472,027
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (7.5)%                                                                       (4,708,335)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                        769,938
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.0)%                                                        (30,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  62,533,630
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NFZ
Nuveen Arizona Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                   July 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.3% (4.6% OF TOTAL INVESTMENTS)

$       1,000   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-     $    1,017,100
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/29

          300   Puerto Rico Industrial, Tourist, Educational, Medical and             9/11 at 100.00         BBB            306,054
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, University of the Sacred Heart, Series
                 2001, 5.250%, 9/01/21

          305   Tucson Industrial Development Authority, Arizona, Charter School      9/14 at 100.00        BBB-            315,770
                 Revenue Bonds, Arizona Agribusiness and Equine Center Charter
                 School, Series 2004A, 6.125%, 9/01/34

------------------------------------------------------------------------------------------------------------------------------------
        1,605   Total Education and Civic Organizations                                                                   1,638,924
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.2% (9.5% OF TOTAL INVESTMENTS)

          565   Arizona Health Facilities Authority, Hospital Revenue Bonds,          1/17 at 100.00         AA-            579,701
                 Banner Health Systems, Series 2007A, 5.000%, 1/01/25

           10   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A             10,048
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/28

          250   Glendale Industrial Development Authority, Arizona, Revenue          12/15 at 100.00         BBB            244,070
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

          415   Glendale Industrial Development Authority, Arizona, Revenue          12/17 at 100.00         BBB            402,002
                 Bonds, John C. Lincoln Health Network, Series 2007,
                 5.000%, 12/01/42

          200   Maricopa County Industrial Development Authority, Arizona,            5/16 at 100.00          AA            204,194
                 Health Facilities Revenue Bonds, Mayo Clinic, Series 2006,
                 5.000%, 11/15/36

          750   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00           A            771,758
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23 (UB)

        1,025   Maricopa County Industrial Development Authority, Arizona,            7/17 at 100.00           A          1,048,422
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2007A, 5.250%, 7/01/32 (UB)

          140   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health          4/15 at 100.00        Baa1            143,802
                 Corporation, Series 2005, 5.000%, 4/01/16

------------------------------------------------------------------------------------------------------------------------------------
        3,355   Total Health Care                                                                                         3,403,997
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.8% (4.2% OF TOTAL INVESTMENTS)

        1,000   Maricopa County Industrial Development Authority, Arizona,            7/09 at 102.00         Aaa          1,031,930
                 Multifamily Housing Revenue Bonds, Whispering Palms
                 Apartments, Series 1999A, 5.900%, 7/01/29 - MBIA Insured

          275   Phoenix Industrial Development Authority, Arizona, GNMA               6/11 at 102.00         Aaa            284,878
                 Collateralized Multifamily Housing Revenue Bonds, Campaigne
                 Place on Jackson, Series 2001, 5.700%, 6/20/31 (Alternative
                 Minimum Tax)

          205   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa            201,769
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,480   Total Housing/Multifamily                                                                                 1,518,577
------------------------------------------------------------------------------------------------------------------------------------


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 17.3% (10.8% OF TOTAL INVESTMENTS)

$          10   Pima County Industrial Development Authority, Arizona,               11/10 at 101.00         AAA     $       10,252
                 FNMA/GNMA Single Family Mortgage Revenue Bonds,
                 Series 2001A-4, 5.050%, 5/01/17

        2,000   The Industrial Development Authority of The City of Tucson,           7/16 at 103.00         Aaa          2,090,040
                 Arizona, Tax-Exempt Single Family Mortgage Revenue Bonds,
                 Series 2006A-1, 5.350%, 1/01/38 (Alternative Minimum Tax)

          635   The Industrial Development Authority of The City of Tucson,           1/17 at 103.00         Aaa            649,573
                 Arizona, Tax-Exempt Single Family Mortgage Revenue Bonds,
                 Series 2007A-1, 5.100%, 7/01/38

        1,085   Tucson and Pima County Industrial Development Authority,              6/17 at 101.00         Aaa          1,131,894
                 Arizona, Single Family Mortgage Revenue Bonds, Series 2007B,
                 5.350%, 6/01/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,730   Total Housing/Single Family                                                                               3,881,759
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 15.7% (9.8% OF TOTAL INVESTMENTS)

        1,000   Maricopa County Unified School District 11, Peoria, Arizona,          7/15 at 100.00         AAA          1,052,000
                 General Obligation Bonds, Second Series 2005,
                 5.000%, 7/01/20 - FGIC Insured

        2,340   Yuma & La Paz Counties Community College District, Arizona,           7/16 at 100.00         AAA          2,473,496
                 General Obligation Bonds, Series 2006, 5.000%, 7/01/21 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,340   Total Tax Obligation/General                                                                              3,525,496
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 46.7% (29.3% OF TOTAL INVESTMENTS)

        1,220   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          1,253,562
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/31 - MBIA Insured

           96   Centerra Community Facilities District, Goodyear, Arizona,            7/15 at 100.00         N/R             97,572
                 General Obligation Bonds, Series 2005, 5.500%, 7/15/29

          210   Estrella Mountain Ranch Community Facilities District, Arizona,       1/17 at 100.00         N/R            211,109
                 Special Assessment Bonds, Montecito Assessment District,
                 Series 2007, 5.700%, 7/01/27

          176   Estrella Mountain Ranch Community Facilities District, Goodyear,      7/10 at 102.00         N/R            190,710
                 Arizona, Special Assessment Lien Bonds, Series 2001A,
                 7.875%, 7/01/25

          275   Greater Arizona Development Authority, Infrastructure Revenue         8/16 at 100.00         AAA            288,717
                 Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        1,000   Greater Arizona Development Authority, Infrastructure Revenue         8/16 at 100.00         AAA          1,052,170
                 Bonds, Series 2006, 5.000%, 8/01/22 - MBIA Insured

        1,180   Marana Municipal Property Corporation, Arizona, Revenue Bonds,        7/13 at 100.00         AAA          1,225,831
                 Series 2003, 5.000%, 7/01/23 - AMBAC Insured

          415   Marana, Arizona, Tangerine Farms Road Improvement District            7/16 at 100.00        Baa1            397,080
                 Revenue Bonds, Series 2006, 4.600%, 1/01/26

          330   Palm Valley Community Facility District 3, Goodyear, Arizona,         7/16 at 100.00         N/R            333,765
                 General Obligation Bonds, Series 2006, 5.300%, 7/15/31

          100   Parkway Community Facilities District 1, Prescott Valley, Arizona,    7/16 at 100.00         N/R            100,527
                 General Obligation Bonds, Series 2006, 5.350%, 7/15/31

          900   Phoenix Industrial Development Authority, Arizona, Government         3/12 at 100.00         AAA            949,644
                 Bonds, Capitol Mall LLC II, Series 2001, 5.250%, 9/15/16 -
                 AMBAC Insured

          680   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A            687,351
                 Correctional Facilities Contract Revenue Bonds, Florence West
                 Prison LLC, Series 2002A, 5.000%, 10/01/18 - ACA Insured

        4,495   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA            841,149
                 Bonds, Series 2005A, 0.000%, 7/01/42 - FGIC Insured (UB)

           77   Puerto Rico Infrastructure Financing Authority, Special Tax Bonds,      No Opt. Call         AAA             47,451
                 Residual Series 1534, 5.604%, 7/01/43 (IF)

          600   San Luis Civic Improvement Corporation, Arizona, Municipal            7/15 at 100.00         AAA            624,840
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured


                                       23


NFZ

Nuveen Arizona Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,                7/14 at 100.00         AAA     $    1,063,040
                 5.250%, 7/01/20 - AMBAC Insured

          500   Vistancia Community Facilities District, Arizona, Restricted          7/15 at 100.00        Baa1            534,840
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24

          355   Watson Road Community Facilities District, Arizona, Special           7/16 at 100.00         N/R            360,240
                 Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30

          225   Westpark Community Facilities District, Buckeye, Arizona, General     7/16 at 100.00         N/R            219,749
                 Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31

------------------------------------------------------------------------------------------------------------------------------------
       13,834   Total Tax Obligation/Limited                                                                             10,479,347
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 12.6% (7.9% OF TOTAL INVESTMENTS) (4)

          365   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00       A (4)            395,784
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          1,079,150
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.375%, 7/01/21 (Pre-refunded 7/01/13) - MBIA Insured

          240   Maricopa County Union High School District 210 Phoenix,               7/16 at 100.00         AAA            257,938
                 Arizona, General Obligation Bonds, Series 2006C,
                 5.000%, 7/01/24 (Pre-refunded 7/01/16) - MBIA Insured

        1,000   Scottsdale Industrial Development Authority, Arizona, Hospital       12/11 at 101.00      A3 (4)          1,083,690
                 Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        2,605   Total U.S. Guaranteed                                                                                     2,816,562
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 24.3% (15.2% OF TOTAL INVESTMENTS)

        1,500   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,636,680
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/17

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,                  No Opt. Call         AAA          1,095,460
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

                Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series 2005RR:
        1,000    5.000%, 7/01/26 - XLCA Insured                                       7/15 at 100.00         AAA          1,044,810
          170    5.000%, 7/01/27 - XLCA Insured                                       7/15 at 100.00         AAA            177,502

          200   Salt River Project Agricultural Improvement and Power District,       1/13 at 100.00         Aa1            207,182
                 Arizona, Electric System Revenue Bonds, Series 2002B,
                 5.000%, 1/01/22

          235   Salt River Project Agricultural Improvement and Power District,       1/08 at 101.00         Aa1            238,215
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 1997A, 5.000%, 1/01/20

        1,000   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00         Aa1          1,053,360
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.250%, 1/01/18

------------------------------------------------------------------------------------------------------------------------------------
        5,105   Total Utilities                                                                                           5,453,209
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.4% (7.8% OF TOTAL INVESTMENTS)

          225   Oro Valley Municipal Property Corporation, Arizona, Senior Lien       7/13 at 100.00         AAA            233,739
                 Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

        1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/12 at 100.00         AAA          1,545,360
                 Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
                 FGIC Insured

          520   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA            544,721
                 Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 -
                 MBIA Insured

                Surprise Municipal Property Corporation, Arizona, Wastewater
                System Revenue Bonds, Series 2007:
          225    4.700%, 4/01/22                                                      4/14 at 100.00         BBB            219,536
          260    4.900%, 4/01/32                                                      4/17 at 100.00         BBB            249,734

------------------------------------------------------------------------------------------------------------------------------------
        2,730   Total Water and Sewer                                                                                     2,793,090
------------------------------------------------------------------------------------------------------------------------------------
$      37,784   Total Long-Term Investments (cost $34,973,190) - 158.3%                                                  35,510,961
=============-----------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                        RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 1.3% (0.9% OF TOTAL INVESTMENTS)

$         300   Puerto Rico Government Development Bank, Adjustable Refunding                             VMIG-1     $      300,000
                 Bonds, Variable Rate Demand Obligations, Series 1985,
                 3.490%, 12/01/15 - MBIA Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $300,000)                                                                300,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $35,273,190) - 159.6%                                                            35,810,961
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (8.1)%                                                                       (1,818,983)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                        446,831
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.5)%                                                        (12,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  22,438,809
                ====================================================================================================================

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2007:
                                                                                                                         UNREALIZED
                                             CONTRACT          NUMBER OF           CONTRACT           VALUE AT         APPRECIATION
COUNTERPARTY                                 POSITION          CONTRACTS           EXPIRATION    JULY 31, 2007        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. 3-Year Treasury Bond                    Short                   (14)                9/07      $(1,540,875)            $(42,042)
====================================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               N/R  Not rated.

               (IF) Inverse floating rate investment.

               (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NKR
Nuveen Arizona Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                   July 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.0% (2.5% OF TOTAL INVESTMENTS)

$         460   Pima County Industrial Development Authority, Arizona, Charter       12/14 at 100.00        BBB-     $      478,694
                 School Revenue Bonds, Noah Webster Basic Schools Inc.,
                 Series 2004, 6.000%, 12/15/24

          320   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-            326,403
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

          480   Tucson Industrial Development Authority, Arizona, Charter School      9/14 at 100.00        BBB-            496,949
                 Revenue Bonds, Arizona Agribusiness and Equine Center Charter
                 School, Series 2004A, 6.125%, 9/01/34

                University of Arizona, Certificates of Participation, Series 2002A:
           65    5.500%, 6/01/18 - AMBAC Insured                                      6/12 at 100.00         AAA             69,052
           40    5.125%, 6/01/22 - AMBAC Insured                                      6/12 at 100.00         AAA             41,583

------------------------------------------------------------------------------------------------------------------------------------
        1,365   Total Education and Civic Organizations                                                                   1,412,681
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 21.5% (13.6% OF TOTAL INVESTMENTS)

          845   Arizona Health Facilities Authority, Hospital Revenue Bonds,          1/17 at 100.00         AA-            866,987
                 Banner Health Systems, Series 2007A, 5.000%, 1/01/25

          600   Arizona Health Facilities Authority, Revenue Bonds, Blood             4/14 at 100.00          A-            609,990
                 Systems Inc., Series 2004, 5.000%, 4/01/20

          400   Glendale Industrial Development Authority, Arizona, Revenue          12/15 at 100.00         BBB            390,512
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

          655   Glendale Industrial Development Authority, Arizona, Revenue          12/17 at 100.00         BBB            634,485
                 Bonds, John C. Lincoln Health Network, Series 2007,
                 5.000%, 12/01/42

          320   Maricopa County Industrial Development Authority, Arizona,            5/16 at 100.00          AA            326,710
                 Health Facilities Revenue Bonds, Mayo Clinic, Series 2006,
                 5.000%, 11/15/36

          500   Maricopa County Industrial Development Authority, Arizona,            5/08 at 101.00          AA            509,110
                 Hospital Revenue Bonds, Mayo Clinic Hospital, Series 1998,
                 5.250%, 11/15/37

        1,375   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00           A          1,414,889
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23 (UB)

        1,650   Maricopa County Industrial Development Authority, Arizona,            7/17 at 100.00           A          1,687,703
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2007A, 5.250%, 7/01/32 (UB)

          225   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health          4/15 at 100.00        Baa1            231,111
                 Corporation, Series 2005, 5.000%, 4/01/16

        1,000   Yavapai County Industrial Development Authority, Arizona,             8/13 at 100.00        Baa2          1,059,520
                 Hospital Revenue Bonds, Yavapai Regional Medical Center,
                 Series 2003A, 6.000%, 8/01/33

------------------------------------------------------------------------------------------------------------------------------------
        7,570   Total Health Care                                                                                         7,731,017
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 8.0% (5.1% OF TOTAL INVESTMENTS)

        1,000   Maricopa County Industrial Development Authority, Arizona,           10/11 at 105.00         AAA          1,052,300
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, Pine Ridge, Cambridge Court, Cove on 44th and Fountain
                 Place Apartments, Series 2001A-1, 6.000%, 10/20/31

          325   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa            319,878
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
                 Minimum Tax)

        1,425   Phoenix Industrial Development Authority, Arizona, GNMA               7/12 at 105.00         AAA          1,522,940
                 Collateralized Multifamily Housing Revenue Bonds, Summit
                 Apartments, Series 2002, 6.450%, 7/20/32

------------------------------------------------------------------------------------------------------------------------------------
        2,750   Total Housing/Multifamily                                                                                 2,895,118
------------------------------------------------------------------------------------------------------------------------------------


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.0% (5.0% OF TOTAL INVESTMENTS)
$       1,000   The Industrial Development Authority of The City of Tucson,           1/17 at 103.00         Aaa     $    1,022,950
                 Arizona, Tax-Exempt Single Family Mortgage Revenue Bonds,
                 Series 2007A-1, 5.100%, 7/01/38

        1,775   Tucson and Pima County Industrial Development Authority,              6/17 at 101.00         Aaa          1,851,716
                 Arizona, Single Family Mortgage Revenue Bonds, Series 2007B,
                 5.350%, 6/01/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,775   Total Housing/Single Family                                                                               2,874,666
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 20.5% (13.0% OF TOTAL INVESTMENTS)

          670   Goodyear Community Facilities Utility District 1, Arizona, General    7/13 at 100.00          A3            685,256
                 Obligation Bonds, Series 2003, 5.350%, 7/15/28 - ACA Insured

        1,000   Maricopa County School District 6, Arizona, General Obligation          No Opt. Call         AAA          1,104,210
                 Refunding Bonds, Washington Elementary School, Series 2002A,
                 5.375%, 7/01/16 - FSA Insured

        1,165   Maricopa County Unified School District 69, Paradise Valley,            No Opt. Call         AAA          1,259,132
                 Arizona, General Obligation Refunding Bonds, Series 2002A,
                 5.250%, 7/01/14 - FGIC Insured

        1,405   Mesa, Arizona, General Obligation Bonds, Series 2002,                   No Opt. Call         AAA          1,537,435
                 5.375%, 7/01/15 - FGIC Insured

                Phoenix, Arizona, Various Purpose General Obligation Bonds,
                Series 2002B:
        1,700    5.000%, 7/01/22                                                      7/12 at 100.00         AAA          1,762,084
          500    5.000%, 7/01/27                                                      7/12 at 100.00         AAA            515,120

          510   Scottsdale, Arizona, General Obligation Bonds, Series 2002,           7/11 at 100.00         AAA            525,693
                 5.000%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
        6,950   Total Tax Obligation/General                                                                              7,388,930
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 46.0% (29.0% OF TOTAL INVESTMENTS)

                Arizona State, Certificates of Participation, Series 2002A:
          750    5.000%, 11/01/17 - MBIA Insured                                      5/12 at 100.00         AAA            780,690
        1,000    5.000%, 11/01/18 - MBIA Insured                                      5/12 at 100.00         AAA          1,035,590
          500    5.000%, 11/01/20 - MBIA Insured                                      5/12 at 100.00         AAA            517,140

          134   Centerra Community Facilities District, Goodyear, Arizona, General    7/15 at 100.00         N/R            136,195
                 Obligation Bonds, Series 2005, 5.500%, 7/15/29

          345   Estrella Mountain Ranch Community Facilities District, Arizona,       1/17 at 100.00         N/R            348,740
                 Special Assessment Bonds, Montecito Assessment District,
                 Series 2007, 5.800%, 7/01/32

          278   Estrella Mountain Ranch Community Facilities District, Goodyear,      7/10 at 102.00         N/R            301,235
                 Arizona, Special Assessment Lien Bonds, Series 2001A,
                 7.875%, 7/01/25

          650   Marana, Arizona, Tangerine Farms Road Improvement District            7/16 at 100.00        Baa1            621,933
                 Revenue Bonds, Series 2006, 4.600%, 1/01/26

                Maricopa County Stadium District, Arizona, Revenue Refunding
                Bonds, Series 2002:
          840    5.375%, 6/01/18 - AMBAC Insured                                      6/12 at 100.00         Aaa            887,796
        2,645    5.375%, 6/01/19 - AMBAC Insured                                      6/12 at 100.00         Aaa          2,795,500

          530   Palm Valley Community Facility District 3, Goodyear, Arizona,         7/16 at 100.00         N/R            536,047
                 General Obligation Bonds, Series 2006, 5.300%, 7/15/31

          140   Parkway Community Facilities District 1, Prescott Valley, Arizona,    7/16 at 100.00         N/R            140,738
                 General Obligation Bonds, Series 2006, 5.350%, 7/15/31

        1,500   Phoenix Industrial Development Authority, Arizona, Government         3/12 at 100.00         AAA          1,582,740
                 Bonds, Capitol Mall LLC II, Series 2001, 5.250%, 9/15/16 -
                 AMBAC Insured

        1,070   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A          1,081,567
                 Correctional Facilities Contract Revenue Bonds, Florence West
                 Prison LLC, Series 2002A, 5.000%, 10/01/18 - ACA Insured

        7,065   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA          1,322,073
                 Bonds, Series 2005A, 0.000%, 7/01/42 - FGIC Insured (UB)

          113   Puerto Rico Infrastructure Financing Authority, Special Tax Bonds,      No Opt. Call         AAA             69,065
                 Residual Series 1534, 5.604%, 7/01/43 - (IF)

        1,000   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00        BBB-          1,027,920
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/24

          960   San Luis Civic Improvement Corporation, Arizona, Municipal            7/15 at 100.00         AAA            999,744
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured


                                       27

NKR
Nuveen Arizona Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         750   Vistancia Community Facilities District, Arizona, Restricted          7/15 at 100.00        Baa1     $      802,260
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24

          560   Watson Road Community Facilities District, Arizona, Special           7/16 at 100.00         N/R            568,266
                 Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30

          350   Westpark Community Facilities District, Buckeye, Arizona, General     7/16 at 100.00         N/R            341,831
                 Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31

          640   Yuma Municipal Property Corporation, Arizona, Municipal               7/10 at 100.00         AAA            656,102
                 Facilities Tax Revenue Bonds, Series 2001, 5.000%, 7/01/21 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,820   Total Tax Obligation/Limited                                                                             16,553,172
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.7% (3.6% OF TOTAL INVESTMENTS)

        1,000   Phoenix Civic Improvement Corporation, Arizona, Senior Lien           7/08 at 101.00         AAA          1,017,840
                 Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25 -
                 FSA Insured

        1,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien          7/12 at 100.00         Aaa          1,030,710
                 Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/27 -
                 FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Transportation                                                                                      2,048,550
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 26.9% (17.0% OF TOTAL INVESTMENTS) (4)

          400   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00       A (4)            433,736
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                 (Pre-refunded 7/01/10)

          735   Arizona Health Facilities Authority, Hospital System Revenue          2/12 at 101.00    Baa3 (4)            813,505
                 Bonds, Phoenix Children's Hospital, Series 2002A,
                 6.250%, 2/15/21 (Pre-refunded 2/15/12)

          715   Arizona State University, System Revenue Bonds, Series 2002,          7/12 at 100.00         AAA            776,133
                 5.750%, 7/01/27 (Pre-refunded 7/01/12) - FGIC Insured

        1,725   Chandler, Arizona, General Obligation Bonds, Series 2002,             7/12 at 100.00         AAA          1,816,580
                 5.000%, 7/01/17 (Pre-refunded 7/01/12)

          870   Maricopa County Public Finance Corporation, Arizona, Lease            7/11 at 100.00         Aaa            923,488
                 Revenue Bonds, Series 2001, 5.500%, 7/01/15 (Pre-refunded
                 7/01/11) - AMBAC Insured

          100   Maricopa County Unified School District 89, Dysart, Arizona,          7/14 at 100.00         AAA            108,206
                 General Obligation Bonds, Series 2004B, 5.250%, 7/01/20
                 (Pre-refunded 7/01/14) - FSA Insured

          375   Maricopa County Union High School District 210 Phoenix,               7/16 at 100.00         AAA            403,028
                 Arizona, General Obligation Bonds, Series 2006C,
                 5.000%, 7/01/24 (Pre-refunded 7/01/16) - MBIA Insured

        1,000   Mesa, Arizona, Street and Highway User Tax Revenue Bonds,             7/14 at 100.00         AAA          1,074,550
                 Series 2004, 5.125%, 7/01/23 (Pre-refunded 7/01/14) -
                 FSA Insured

        1,000   Scottsdale Industrial Development Authority, Arizona, Hospital       12/11 at 101.00      A3 (4)          1,083,690
                 Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

          990   Scottsdale, Arizona, General Obligation Bonds, Series 2002,           7/11 at 100.00         AAA          1,033,738
                 5.000%, 7/01/24 (Pre-refunded 7/01/11)

                University of Arizona, Certificates of Participation, Series 2002A:
          685    5.500%, 6/01/18 (Pre-refunded 6/01/12) - AMBAC Insured               6/12 at 100.00         Aaa            735,156
          460    5.125%, 6/01/22 (Pre-refunded 6/01/12) - AMBAC Insured               6/12 at 100.00         Aaa            486,137


------------------------------------------------------------------------------------------------------------------------------------
        9,055   Total U.S. Guaranteed                                                                                     9,687,947
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.2% (2.6% OF TOTAL INVESTMENTS)

        1,115   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,210,411
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/15

          270   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA            281,915
                 Series 2005RR, 5.000%, 7/01/27 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,385   Total Utilities                                                                                           1,492,326
------------------------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 12.9% (8.1% OF TOTAL INVESTMENTS)

$         500   Maricopa County Industrial Development Authority, Arizona,           12/07 at 102.00         AAA     $      511,660
                 Water System Improvement Revenue Bonds, Chaparral City
                 Water Company, Series 1997A, 5.400%, 12/01/22 -
                 AMBAC Insured (Alternative Minimum Tax)

          360   Oro Valley Municipal Property Corporation, Arizona, Senior Lien       7/13 at 100.00         AAA            373,982
                 Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

          765   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA            801,368
                 Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 -
                 MBIA Insured

        1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien             No Opt. Call         AAA          1,135,230
                 Water System Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/22 - FGIC Insured

                Surprise Municipal Property Corporation, Arizona, Wastewater
                System Revenue Bonds, Series 2007:
          350    4.700%, 4/01/22                                                      4/14 at 100.00         BBB            341,499
          410    4.900%, 4/01/32                                                      4/17 at 100.00         BBB            393,809

        1,000   Tucson, Arizona, Water System Revenue Refunding Bonds,                7/12 at 102.00         AAA          1,081,609
                 Series 2002, 5.500%, 7/01/18 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,385   Total Water and Sewer                                                                                     4,639,157
------------------------------------------------------------------------------------------------------------------------------------
$      60,055   Total Long-Term Investments (cost $55,289,992) - 157.7%                                                  56,723,564
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.8% (0.5% OF TOTAL INVESTMENTS)

$         300   Puerto Rico Government Development Bank, Adjustable Refunding                             VMIG-1            300,000
                 Bonds, Variable Rate Demand Obligations, Series 1985,
                 3.490%, 12/01/15 - MBIA Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $300,000)                                                                300,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $55,589,992) - 158.5%                                                            57,023,564
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (8.4)%                                                                       (3,025,615)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                        477,731
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.4)%                                                        (18,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  35,975,680
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NXE
Nuveen Arizona Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                                   July 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.2% (0.8% OF TOTAL INVESTMENTS)

$         555   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      562,426
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 13.8% (8.7% OF TOTAL INVESTMENTS)

        1,250   Arizona State University, System Revenue Bonds, Series 2005,          7/15 at 100.00         AAA          1,315,000
                 5.000%, 7/01/20 - AMBAC Insured

        1,130   Energy Management Services LLC, Arizona State University,             7/12 at 100.00         AAA          1,187,042
                 Energy Conservation Revenue Bonds, Main Campus Project,
                 Series 2002, 5.250%, 7/01/18 - MBIA Insured

          270   Glendale Industrial Development Authority, Arizona, Revenue           5/08 at 101.00          A-            274,201
                 Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

          540   Pima County Industrial Development Authority, Arizona, Charter       12/14 at 100.00        BBB-            561,946
                 School Revenue Bonds, Noah Webster Basic Schools Inc.,
                 Series 2004, 6.000%, 12/15/24

          565   Tucson Industrial Development Authority, Arizona, Charter             9/14 at 100.00        BBB-            584,950
                 School Revenue Bonds, Arizona Agribusiness and Equine
                 Center Charter School, Series 2004A, 6.125%, 9/01/34

        2,000   University of Arizona, Certificates of Participation, Series 2002B,   6/12 at 100.00         AAA          2,082,260
                 5.125%, 6/01/20 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,755   Total Education and Civic Organizations                                                                   6,005,399
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.3% (15.4% OF TOTAL INVESTMENTS)

        1,015   Arizona Health Facilities Authority, Hospital Revenue Bonds,          1/17 at 100.00         AA-          1,041,410
                 Banner Health Systems, Series 2007A, 5.000%, 1/01/25

          625   Arizona Health Facilities Authority, Revenue Bonds, Blood             4/14 at 100.00          A-            635,406
                 Systems Inc., Series 2004, 5.000%, 4/01/20

          475   Glendale Industrial Development Authority, Arizona, Revenue          12/15 at 100.00         BBB            463,733
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

          785   Glendale Industrial Development Authority, Arizona, Revenue          12/17 at 100.00         BBB            760,414
                 Bonds, John C. Lincoln Health Network, Series 2007,
                 5.000%, 12/01/42

          390   Maricopa County Industrial Development Authority, Arizona,            5/16 at 100.00          AA            398,178
                 Health Facilities Revenue Bonds, Mayo Clinic, Series 2006,
                 5.000%, 11/15/36

        2,000   Maricopa County Industrial Development Authority, Arizona,            5/08 at 101.00          AA          2,036,440
                 Hospital Revenue Bonds, Mayo Clinic Hospital, Series 1998,
                 5.250%, 11/15/37

        1,825   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00           A          1,877,943
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23 (UB)

        1,985   Maricopa County Industrial Development Authority, Arizona,            7/17 at 100.00           A          2,030,357
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2007A, 5.250%, 7/01/32 (UB)

          270   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health          4/15 at 100.00        Baa1            277,333
                 Corporation, Series 2005, 5.000%, 4/01/16

        1,000   Yavapai County Industrial Development Authority, Arizona,             8/13 at 100.00        Baa2          1,059,520
                 Hospital Revenue Bonds, Yavapai Regional Medical Center,
                 Series 2003A, 6.000%, 8/01/33

------------------------------------------------------------------------------------------------------------------------------------
       10,370   Total Health Care                                                                                        10,580,734
------------------------------------------------------------------------------------------------------------------------------------


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.5% (2.9% OF TOTAL INVESTMENTS)

$       1,545   Phoenix Industrial Development Authority, Arizona, GNMA               6/11 at 102.00         Aaa     $    1,591,118
                 Collateralized Multifamily Housing Revenue Bonds, Campaigne
                 Place on Jackson, Series 2001, 5.600%, 6/20/21 (Alternative
                 Minimum Tax)

          380   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa            374,011
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,925   Total Housing/Multifamily                                                                                 1,965,129
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 7.9% (5.0% OF TOTAL INVESTMENTS)

        1,175   The Industrial Development Authority of The City of Tucson,           1/17 at 103.00         Aaa          1,201,966
                 Arizona, Tax-Exempt Single Family Mortgage Revenue Bonds,
                 Series 2007A-1, 5.100%, 7/01/38

        2,130   Tucson and Pima County Industrial Development Authority,              6/17 at 101.00         Aaa          2,222,059
                 Arizona, Single Family Mortgage Revenue Bonds, Series 2007B,
                 5.350%, 6/01/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,305   Total Housing/Single Family                                                                               3,424,025
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.2% (1.4% OF TOTAL INVESTMENTS)

          945   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB            943,649
                 Solid Waste Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2003B, 4.450%, 3/01/28 (Mandatory put 3/01/08)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 1.9% (1.2% OF TOTAL INVESTMENTS)

          800   Goodyear Community Facilities Utility District 1, Arizona, General    7/13 at 100.00          A3            818,216
                 Obligation Bonds, Series 2003, 5.350%, 7/15/28 - ACA Insured
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 34.7% (21.9% OF TOTAL INVESTMENTS)

        1,000   Arizona State Transportation Board, Highway Revenue Refunding         7/12 at 102.00         AAA          1,068,700
                 Bonds, Series 2002A, 5.250%, 7/01/18

          154   Centerra Community Facilities District, Goodyear, Arizona,            7/15 at 100.00         N/R            156,523
                 General Obligation Bonds, Series 2005, 5.500%, 7/15/29

        2,250   DC Ranch Community Facilities District, Scottsdale, Arizona,          7/13 at 100.00         Aaa          2,327,153
                 General Obligation Bonds, Series 2002, 5.000%, 7/15/27 -
                 AMBAC Insured

                Estrella Mountain Ranch Community Facilities District, Arizona,
                Special Assessment Bonds, Montecito Assessment District, Series
                2007:
          255    5.700%, 7/01/27                                                      1/17 at 100.00         N/R            256,346
          155    5.800%, 7/01/32                                                      1/17 at 100.00         N/R            156,680

          326   Estrella Mountain Ranch Community Facilities District,                7/10 at 102.00         N/R            353,247
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25

          525   Greater Arizona Development Authority, Infrastructure Revenue         8/16 at 100.00         AAA            551,187
                 Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

          785   Marana, Arizona, Tangerine Farms Road Improvement District            7/16 at 100.00        Baa1            751,104
                 Revenue Bonds, Series 2006, 4.600%, 1/01/26

        2,000   Mohave County, Arizona, Certificates of Participation,                7/14 at 100.00         AAA          2,133,500
                 Series 2004, 5.250%, 7/01/19 - AMBAC Insured

          640   Palm Valley Community Facility District 3, Goodyear, Arizona,         7/16 at 100.00         N/R            647,302
                 General Obligation Bonds, Series 2006, 5.300%, 7/15/31

          160   Parkway Community Facilities District 1, Prescott Valley,             7/16 at 100.00         N/R            160,843
                 Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31

        1,250   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A          1,263,513
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

        8,470   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA          1,584,991
                 Bonds, Series 2005A, 0.000%, 7/01/42 - FGIC Insured (UB)


                                       31

NXE
Nuveen Arizona Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         139   Puerto Rico Infrastructure Financing Authority, Special Tax Bonds,      No Opt. Call         AAA     $       85,074
                 Residual Series 1534, 5.604%, 7/01/43 (IF)

        1,130   San Luis Civic Improvement Corporation, Arizona, Municipal            7/15 at 100.00         AAA          1,176,782
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured

        1,250   Vistancia Community Facilities District, Arizona, Restricted          7/15 at 100.00        Baa1          1,337,100
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24

          665   Watson Road Community Facilities District, Arizona, Special           7/16 at 100.00         N/R            674,815
                 Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30

          425   Westpark Community Facilities District, Buckeye, Arizona, General     7/16 at 100.00         N/R            415,081
                 Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31

------------------------------------------------------------------------------------------------------------------------------------
       21,579   Total Tax Obligation/Limited                                                                             15,099,941
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 13.6% (8.6% OF TOTAL INVESTMENTS)

                Phoenix, Arizona, Civic Improvement Corporation, Senior Lien
                Airport Revenue Bonds, Series 2002B:
        1,000    5.750%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)             7/12 at 100.00         Aaa          1,069,320
        2,300    5.250%, 7/01/21 - FGIC Insured (Alternative Minimum Tax)             7/12 at 100.00         Aaa          2,377,280

        2,450   Tucson Airport Authority Inc., Arizona, Revenue Refunding Bonds,      6/11 at 100.00         AAA          2,495,129
                 Series 2001B, 5.000%, 6/01/20 - AMBAC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,750   Total Transportation                                                                                      5,941,729
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 29.4% (18.6% OF TOTAL INVESTMENTS) (4)

          300   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00       A (4)            325,302
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00     BBB (4)          1,110,990
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 6.875%, 12/01/20 (Pre-refunded 12/01/10)

                Arizona Health Facilities Authority, Hospital System Revenue
                Bonds, Phoenix Children's Hospital, Series 1999A:
          350    6.125%, 11/15/22 (Pre-refunded 11/15/09)                            11/09 at 100.00    Baa3 (4)            367,773
          520    6.250%, 11/15/29 (Pre-refunded 11/15/09)                            11/09 at 100.00    Baa3 (4)            547,815

        2,660   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          2,870,539
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.375%, 7/01/20 (Pre-refunded 7/01/13) - MBIA Insured

          660   Chandler, Arizona, General Obligation Bonds, Series 2002,             7/12 at 100.00         AAA            695,039
                 5.000%, 7/01/18 (Pre-refunded 7/01/12)

          445   Maricopa County Union High School District 210 Phoenix,               7/16 at 100.00         AAA            478,259
                 Arizona, General Obligation Bonds, Series 2006C,
                 5.000%, 7/01/24 (Pre-refunded 7/01/16) - MBIA Insured

        1,575   Maricopa County Union High School District 210, Phoenix,              7/14 at 100.00         AAA          1,680,572
                 Arizona, General Obligation Bonds, Series 2004A,
                 5.000%, 7/01/20 (Pre-refunded 7/01/14) - FSA Insured

        1,250   Scottsdale Industrial Development Authority, Arizona, Hospital       12/11 at 101.00      A3 (4)          1,354,613
                 Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

        2,770   Tempe, Arizona, Excise Tax Revenue Refunding Bonds,                   7/13 at 100.00         AAA          2,934,786
                 Series 2003, 5.000%, 7/01/22 (Pre-refunded 7/01/13)

          440   Tucson, Arizona, General Obligation Bonds, Series 2001B,              7/11 at 100.00      AA (4)            459,114
                 5.000%, 7/01/20 (Pre-refunded 7/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       11,970   Total U.S. Guaranteed                                                                                    12,824,802
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.2% (7.7% OF TOTAL INVESTMENTS)

$       1,250   Maricopa County Pollution Control Corporation, Arizona, Revenue      11/12 at 100.00         AAA     $    1,293,675
                 Bonds, Arizona Public Service Company - Palo Verde Project,
                 Series 2002A, 5.050%, 5/01/29 - AMBAC Insured

                Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series 2005RR:
        1,660    5.000%, 7/01/26 - XLCA Insured                                       7/15 at 100.00         AAA          1,734,385
          935    5.000%, 7/01/27 - XLCA Insured                                       7/15 at 100.00         AAA            976,262

                Salt River Project Agricultural Improvement and Power District,
                Arizona, Electric System Revenue Bonds, Series 2002B:
          270    5.000%, 1/01/22                                                      1/13 at 100.00         Aa1            279,696
        1,000    5.000%, 1/01/31                                                      1/13 at 100.00         Aa1          1,028,890

------------------------------------------------------------------------------------------------------------------------------------
        5,115   Total Utilities                                                                                           5,312,908
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.4% (7.8% OF TOTAL INVESTMENTS)

          405   Oro Valley Municipal Property Corporation, Arizona, Senior Lien       7/13 at 100.00         AAA            420,730
                 Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

        1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/11 at 100.00         AAA          1,036,890
                 Wastewater System Revenue Refunding Bonds, Series 2001,
                 5.125%, 7/01/21 - FGIC Insured

        2,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/12 at 100.00         AAA          2,077,100
                 Water System Revenue Bonds, Series 2002, 5.000%, 7/01/18 -
                 FGIC Insured

          920   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA            963,737
                 Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 -
                 MBIA Insured

                Surprise Municipal Property Corporation, Arizona, Wastewater
                System Revenue Bonds, Series 2007:
          425    4.700%, 4/01/22                                                      4/14 at 100.00         BBB            414,678
          490    4.900%, 4/01/32                                                      4/17 at 100.00         BBB            470,651

------------------------------------------------------------------------------------------------------------------------------------
        5,240   Total Water and Sewer                                                                                     5,383,786
------------------------------------------------------------------------------------------------------------------------------------
$      73,309   Total Investments (cost $67,868,799) - 158.1%                                                            68,862,744
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (8.6)%                                                                       (3,754,569)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                        443,423
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.5)%                                                        (22,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  43,551,598
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NTX
Nuveen Texas Quality Income Municipal Fund
Portfolio of INVESTMENTS
                                                                   July 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.9% (1.3% OF TOTAL INVESTMENTS)

$       2,620   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,655,056
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 18.7% (12.4% OF TOTAL INVESTMENTS)

        6,000   Board of Regents, University of Texas System, Financing System        2/17 at 100.00         AAA          5,543,280
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

                Red River Education Finance Corporation, Texas, Revenue Bonds,
                Hockaday School, Series 2005:
        1,170    5.000%, 5/15/27                                                      5/15 at 100.00          AA          1,207,616
        1,230    5.000%, 5/15/28                                                      5/15 at 100.00          AA          1,269,545
        1,290    5.000%, 5/15/29                                                      5/15 at 100.00          AA          1,331,474

                Texas Public Finance Authority, Revenue Bonds, Texas Southern
                University Financing System, Series 2003:
        1,710    5.000%, 5/01/18 - FGIC Insured                                       5/13 at 100.00         Aaa          1,784,009
        1,795    5.000%, 5/01/19 - FGIC Insured                                       5/13 at 100.00         Aaa          1,868,972
        1,885    5.000%, 5/01/20 - FGIC Insured                                       5/13 at 100.00         Aaa          1,958,760

        1,665   Texas State University System, Financing Revenue Bonds,               9/14 at 100.00         AAA          1,728,004
                 Series 2004, 5.000%, 3/15/24 - FSA Insured

        2,000   Texas State University System, Financing Revenue Refunding            3/12 at 100.00         AAA          2,068,620
                 Bonds, Series 2002, 5.000%, 3/15/20 - FSA Insured

        2,330   Universal City Education Facilities Corporation, Texas,               3/11 at 102.00          A-          2,439,277
                 Revenue Bonds, Wayland Baptist University Project,
                 Series 2001, 5.625%, 3/01/26

        5,000   University of North Texas, Financing System Revenue Bonds,            4/12 at 100.00         AAA          5,146,899
                 Series 2001, 5.000%, 4/15/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,075   Total Education and Civic Organizations                                                                  26,346,456
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 2.1% (1.4% OF TOTAL INVESTMENTS)

        3,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/08 at 102.00         BBB          3,013,140
                 Revenue Bonds, Valero Energy Corporation Project, Series 1998,
                 5.600%, 4/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.9% (10.6% OF TOTAL INVESTMENTS)

        3,500   Abilene Health Facilities Development Corporation, Texas,             9/07 at 100.00         AAA          3,505,775
                 Hospital Revenue Refunding and Improvement Bonds,
                 Hendrick Medical Center Project, Series 1995C,
                 6.150%, 9/01/25 - MBIA Insured

                Brazoria County Health Facilities Development Corporation,
                Texas, Revenue Bonds, Brazosport Memorial Hospital, Series 2004:
        1,745    5.250%, 7/01/20 - RAAI Insured                                       7/14 at 100.00          AA          1,803,649
        1,835    5.250%, 7/01/21 - RAAI Insured                                       7/14 at 100.00          AA          1,894,472

        5,750   Midland County Hospital District, Texas, Hospital Revenue Bonds,        No Opt. Call         N/R          4,529,160
                 Series 1992, 0.000%, 6/01/11

        2,000   North Central Texas Health Facilities Development Corporation,        5/11 at 100.00         AA-          2,018,340
                 Hospital Revenue Bonds, Baylor Healthcare System,
                 Series 2001A, 5.125%, 5/15/29

        2,000   Richardson Hospital Authority, Texas, Revenue Bonds,                 12/13 at 100.00         BBB          2,106,600
                 Richardson Regional Medical Center, Series 2004,
                 5.875%, 12/01/24

        2,500   Tarrant County Cultural & Educational Facilities Financing           11/17 at 100.00         AA-          2,500,800
                 Corporation, Texas, Revenue Bonds, Tarrant County Health
                 Resources, Series 2007B, 5.000%, 11/15/42


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,000   Tom Green County Health Facilities Development Corporation,           5/11 at 101.00        Baa3     $    2,134,780
                 Texas, Hospital Revenue Bonds, Shannon Health System
                 Project, Series 2001, 6.750%, 5/15/21

        2,000   Tyler Health Facilities Development Corporation, Texas, Hospital      7/17 at 100.00        BBB+          1,958,660
                 Revenue Bonds, Mother Frances Hospital Regional Healthcare
                 Center, Series 2007, 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
       23,330   Total Health Care                                                                                        22,452,236
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.0% (1.3% OF TOTAL INVESTMENTS)

                Bexar County Housing Finance Corporation, Texas, Insured
                Multifamily Housing Revenue Bonds, Waters at Northern Hills
                Apartments Project, Series 2001A:
        2,000    6.000%, 8/01/31 - MBIA Insured                                       8/11 at 102.00         Aaa          2,037,860
          750    6.050%, 8/01/36 - MBIA Insured                                       8/11 at 102.00         Aaa            764,595

------------------------------------------------------------------------------------------------------------------------------------
        2,750   Total Housing/Multifamily                                                                                 2,802,455
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.8% (2.6% OF TOTAL INVESTMENTS)

        2,255   El Paso Housing Finance Corporation, Texas, GNMA Collateralized       4/11 at 106.75         AAA          2,379,432
                 Single Family Mortgage Revenue Bonds, Series 2001A-3,
                 6.180%, 4/01/33

           90   Galveston Property Finance Authority Inc., Texas, Single Family       9/07 at 100.00        Caa1             88,118
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

        2,900   Texas Department of Housing and Community Affairs, Single             3/12 at 100.00         AAA          2,964,119
                 Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,245   Total Housing/Single Family                                                                               5,431,669
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)

                Bexar County, Texas, Health Facilities Development Corporation
                Revenue Bonds, Army Retirement Residence, Series 2007:
        1,000    5.000%, 7/01/27                                                      7/17 at 100.00         BBB            994,340
          600    5.000%, 7/01/37                                                      7/17 at 100.00         BBB            582,306

------------------------------------------------------------------------------------------------------------------------------------
        1,600   Total Long-Term Care                                                                                      1,576,646
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 4.4% (2.9% OF TOTAL INVESTMENTS)

        3,000   Cass County Industrial Development Corporation, Texas,                3/10 at 101.00         BBB          3,131,070
                 Environmental Improvement Revenue Bonds, International Paper
                 Company, Series 2000A, 6.600%, 3/15/24
                 (Alternative Minimum Tax)

        3,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid            10/07 at 101.00           A          3,033,930
                 Waste Disposal Facility Bonds, E.I. DuPont de Nemours and
                 Company Project, Series 1996, 6.400%, 4/01/26
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,000   Total Materials                                                                                           6,165,000
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 43.9% (29.3% OF TOTAL INVESTMENTS)

        1,260   Bexar County, Texas, Combined Tax and Revenue Certificates            6/14 at 100.00          AA          1,314,218
                 of Obligation, Series 2004, 5.000%, 6/15/19

        2,500   Borger Independent School District, Hutchison County, Texas,          2/16 at 100.00         AAA          2,574,350
                 General Obligation Bonds, Series 2006, 5.000%, 2/15/36

        1,190   Canutillo Independent School District, El Paso County, Texas,         8/15 at 100.00         AAA          1,242,384
                 General Obligation Bonds, Series 2006A, 5.000%, 8/15/22

        4,130   Coppell Independent School District, Dallas County, Texas,             8/09 at 75.34         AAA          2,861,016
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1992, 0.000%, 8/15/14 - MBIA Insured

        1,275   Copperas Cove, Texas, Certificates of Obligation, Series 2003,        8/12 at 100.00         AAA          1,315,953
                 5.000%, 8/15/23 - MBIA Insured

        2,305   Corpus Christi, Texas, Combination Tax and Municipal Hotel            9/12 at 100.00         AAA          2,448,371
                 Occupancy Tax Revenue Certificates of Obligation, Series 2002,
                 5.500%, 9/01/21 - FSA Insured

        2,595   Denton County, Texas, Permanent Improvement General                   7/12 at 100.00         AA+          2,667,089
                 Obligation Bonds, Series 2005, 5.000%, 7/15/25

        2,110   Duncanville Independent School District, Dallas County, Texas,        2/15 at 100.00         AAA          2,181,550
                 General Obligation Bonds, Series 2005, 5.000%, 2/15/26


                                       35

NTX
Nuveen Texas Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,750   El Paso County, Texas, Certificates of Obligation, Series 2001,         No Opt. Call         AAA     $    1,877,505
                 5.000%, 2/15/21 - FSA Insured

                Fort Bend County Municipal Utility District 25, Texas, General
                Obligation Bonds, Series 2005:
        1,330    5.000%, 10/01/26 - FGIC Insured                                     10/12 at 100.00         AAA          1,358,728
        1,320    5.000%, 10/01/27 - FGIC Insured                                     10/12 at 100.00         AAA          1,347,298

        3,615   Frisco, Texas, General Obligation Bonds, Series 2006,                 2/16 at 100.00         AAA          3,756,202
                 5.000%, 2/15/26 - FGIC Insured

                Houston Community College, Texas, Limited Tax General Obligation
                Bonds, Series 2003:
        2,500    5.000%, 2/15/20 - AMBAC Insured                                      2/13 at 100.00         AAA          2,597,250
        2,235    5.000%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          2,321,942

        5,000   Houston, Texas, General Obligation Bonds, Series 2005E,               3/15 at 100.00         AAA          5,216,049
                 5.000%, 3/01/23 - AMBAC Insured

          100   Judson Independent School District, Bexar County, Texas, General      2/11 at 100.00         Aaa            103,797
                 Obligation Refunding Bonds, Series 2002, 5.250%, 2/01/21

        4,900   Leander Independent School District, Williamson and Travis             8/14 at 17.78         AAA            611,863
                 Counties, Texas, General Obligation Bonds, Series 2006,
                 0.000%, 8/15/45

        5,220   Leander Independent School District, Williamson and Travis             8/09 at 46.74         AAA          2,235,413
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/21

        1,000   Mansfield Independent School District, Tarrant County, Texas,         2/14 at 100.00         AAA          1,039,230
                 General Obligation Bonds, Series 2004, 5.000%, 2/15/20

        1,010   Mercedes Independent School District, Hidalgo County, Texas,          8/15 at 100.00         AAA          1,052,380
                 General Obligation Bonds, Series 2005, 5.000%, 8/15/23

        5,515   Midlothian Independent School District, Ellis County, Texas,          2/15 at 100.00         Aaa          5,670,024
                 General Obligation Bonds, Series 2005, 5.000%, 2/15/34

          625   Montgomery County, Texas, General Obligation Refunding Bonds,           No Opt. Call         AAA            450,938
                 Series 1997, 0.000%, 3/01/14 - MBIA Insured

          925   Northside Independent School District, Bexar County, Texas,           8/10 at 100.00         AAA            973,609
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25

          500   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA            559,110
                 Series 2001A, 5.500%, 7/01/29

                Roma Independent School District, Texas, General Obligation
                Bonds, Series 2005:
        1,110    5.000%, 8/15/22                                                      8/15 at 100.00         AAA          1,158,862
        1,165    5.000%, 8/15/23 - FSA Insured                                        8/15 at 100.00         AAA          1,213,883

        1,250   Southside Independent School District, Bexar County, Texas,           8/14 at 100.00         Aaa          1,299,175
                 General Obligation Bonds, Series 2004A, 5.000%, 8/15/22

        1,140   Sunnyvale School District, Texas, General Obligation Bonds,           2/14 at 100.00         AAA          1,207,135
                 Series 2004, 5.250%, 2/15/25

        1,110   Texas State, General Obligation Bonds, Water Utility,                 8/11 at 100.00         Aa1          1,154,988
                 Series 2001, 5.250%, 8/01/23

        5,000   Texas, General Obligation Bonds, Transportation Commission            4/17 at 100.00         Aa1          5,187,949
                 Mobility Fund, Series 2006A, 5.000%, 4/01/33

        1,500   Texas, General Obligation Refunding Bonds, Public Finance            10/12 at 100.00         Aa1          1,560,435
                 Authority, Series 2002, 5.000%, 10/01/18

                West Texas Independent School District, McLennan and Hill
                Counties, General Obligation Refunding Bonds, Series 1998:
        1,000    0.000%, 8/15/22                                                       8/13 at 61.20         AAA            462,050
        1,000    0.000%, 8/15/24                                                       8/13 at 54.88         AAA            412,100

                White Settlement Independent School District, Tarrant County,
                Texas, General Obligation Bonds, Series 2006:
        1,500    0.000%, 8/15/43                                                       8/15 at 23.11         AAA            231,660
        1,500    0.000%, 8/15/44                                                       8/15 at 21.88         AAA            219,225
          425    0.000%, 8/15/45                                                       8/15 at 20.76         AAA             58,939

------------------------------------------------------------------------------------------------------------------------------------
       72,610   Total Tax Obligation/General                                                                             61,942,670
------------------------------------------------------------------------------------------------------------------------------------


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.7% (2.5% OF TOTAL INVESTMENTS)

$       2,670   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue      12/16 at 100.00         AAA     $    2,944,209
                 Bonds, Series 2007, Drivers 1771, 7.225%, 12/01/36 -
                 AMBAC Insured (IF)

        2,250   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,336,333
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,920   Total Tax Obligation/Limited                                                                              5,280,542
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.5% (4.3% OF TOTAL INVESTMENTS)

        1,000   Austin, Texas, Airport System Prior Lien Revenue Bonds,              11/13 at 100.00         AAA          1,063,580
                 Series 2003, 5.250%, 11/15/16 - MBIA Insured

        3,260   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00         AAA          3,381,468
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/22 - FGIC Insured

        2,600   Dallas-Ft. Worth International Airport Facility Improvement          11/09 at 101.00        CCC+          2,646,124
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

        2,000   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,        7/10 at 100.00         AAA          2,068,240
                 Series 2000A, 5.625%, 7/01/30 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        8,860   Total Transportation                                                                                      9,159,412
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 25.4% (16.9% OF TOTAL INVESTMENTS) (4)

                Bell County Health Facilities Development Corporation, Texas,
                Retirement Facility Revenue Bonds, Buckner Retirement
                Services Inc. Obligated Group, Series 1998:
        3,400    5.250%, 11/15/19 (Pre-refunded 11/15/08)                            11/08 at 101.00      A- (4)          3,492,548
        5,000    5.250%, 11/15/28 (Pre-refunded 11/15/08)                            11/08 at 101.00      A- (4)          5,136,100

                Gregg County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Good Shepherd Medical Center Project,
                Series 2000:
        2,000    6.875%, 10/01/20 (Pre-refunded 10/01/10) - RAAI Insured             10/10 at 101.00      AA (4)          2,196,340
        3,250    6.375%, 10/01/25 (Pre-refunded 10/01/10) - RAAI Insured             10/10 at 101.00      AA (4)          3,521,538

          500   Harris County Health Facilities Development Corporation, Texas,       8/11 at 100.00         AAA            530,195
                 Revenue Bonds, St. Luke's Episcopal Hospital, Series 2001A,
                 5.500%, 2/15/21 (Pre-refunded 8/15/11)

        1,400   Judson Independent School District, Bexar County, Texas,              2/11 at 100.00         Aaa          1,465,100
                 General Obligation Refunding Bonds, Series 2002,
                 5.250%, 2/01/21 (Pre-refunded 2/01/11)

          920   Montgomery County, Texas, General Obligation Refunding Bonds,          9/07 at 72.39         AAA            663,872
                 Series 1997, 0.000%, 3/01/14 (Pre-refunded 9/01/07) -
                 MBIA Insured

        1,000   North Central Texas Health Facilities Development Corporation,          No Opt. Call         AAA          1,143,080
                 Hospital Revenue Bonds, Presbyterian Healthcare System,
                 Series 1996B, 5.750%, 6/01/26 - MBIA Insured (ETM)

        1,075   Northside Independent School District, Bexar County, Texas,           8/10 at 100.00         AAA          1,139,059
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25 (Pre-refunded 8/15/10)

        1,760   Parker County Hospital District, Texas, Hospital Revenue Bonds,       8/09 at 102.00     BB- (4)          1,877,110
                 Campbell Health System, Series 1999, 6.250%, 8/15/19
                 (Pre-refunded 8/15/09)

        2,500   Retama Development Corporation, Texas, Special Facilities            12/17 at 100.00         AAA          3,140,700
                 Revenue Bonds, Retama Park Racetrack, Series 1993,
                 8.750%, 12/15/18 (Pre-refunded 12/15/17) (5)

        1,750   San Antonio, Texas, Electric and Gas System Revenue Refunding         2/12 at 100.00         AAA          1,855,228
                 Bonds, Series 2002, 5.375%, 2/01/20 (Pre-refunded 2/01/12)

        1,440   South Texas Community College District, General Obligation            8/12 at 100.00         AAA          1,546,834
                 Bonds, Series 2002, 5.500%, 8/15/17 (Pre-refunded 8/15/12) -
                 AMBAC Insured

        1,050   Tarrant County Health Facilities Development Corporation, Texas,     11/08 at 101.00          A2          1,081,154
                 Hospital Revenue Bonds, Adventist Health System - Sunbelt
                 Obligated Group, Series 1998, 5.375%, 11/15/20
                 (Pre-refunded 11/15/08)


                                       37

NTX
Nuveen Texas Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       3,500   Tarrant County Health Facilities Development Corporation,            11/10 at 101.00      A+ (4)     $    3,825,115
                 Texas, Hospital Revenue Bonds, Adventist Health System -
                 Sunbelt Obligated Group, Series 2000, 6.625%, 11/15/20
                 (Pre-refunded 11/15/10)

        2,000   Tarrant County Health Facilities Development Corporation,             1/08 at 105.00         AAA          2,116,980
                 Texas, Tax-Exempt Mortgage Revenue Bonds, South Central
                 Nursing Homes Inc., Series 1997A, 6.000%, 1/01/37
                 (Pre-refunded 1/01/08) - MBIA Insured

        1,000   Tyler Health Facilities Development Corporation, Texas, Hospital      7/12 at 100.00    Baa1 (4)          1,090,520
                 Revenue Bonds, Mother Frances Hospital Regional Healthcare
                 Center, Series 2001, 6.000%, 7/01/31 (Pre-refunded 7/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       33,545   Total U.S. Guaranteed                                                                                    35,821,473
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.6% (6.5% OF TOTAL INVESTMENTS)

        2,560   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Baa2          2,870,400
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

        2,400   Brazos River Authority, Texas, Revenue Bonds, Reliant Energy          4/09 at 101.00        BBB-          2,420,688
                 Inc., Series 1999A, 5.375%, 4/01/19

        5,000   Brownsville, Texas, Utility System Priority Revenue Bonds,            9/15 at 100.00         AAA          5,179,649
                 Series 2005A, 5.000%, 9/01/27 - AMBAC Insured

        2,000   Harris County Health Facilities Development Corporation, Texas,       2/10 at 100.00         AAA          2,072,180
                 Thermal Utility Revenue Bonds, TECO Project, Series 2000,
                 5.750%, 2/15/15 - AMBAC Insured (Alternative Minimum Tax)

        1,000   Matagorda County Navigation District 1, Texas, Revenue Bonds,         5/09 at 101.00        BBB-          1,021,860
                 Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,960   Total Utilities                                                                                          13,564,777
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 10.9% (7.3% OF TOTAL INVESTMENTS)

                Coastal Water Authority, Texas, Contract Revenue Bonds, Houston
                Water Projects, Series 2004:
        1,005    5.000%, 12/15/20 - FGIC Insured                                     12/14 at 100.00         AAA          1,049,964
        1,030    5.000%, 12/15/21 - FGIC Insured                                     12/14 at 100.00         AAA          1,074,764

        3,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          3,182,370
                 Bonds, Series 2004A, 5.250%, 5/15/23 - FGIC Insured

        3,500   Houston, Texas, Junior Lien Water and Sewerage System                12/11 at 100.00         AAA          3,722,670
                 Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/17 -
                 FSA Insured

                Irving, Texas, Subordinate Lien Waterworks and Sewerage
                Revenue Bonds, Series 2004:
        1,680    5.000%, 8/15/22 - AMBAC Insured                                      8/14 at 100.00         AAA          1,748,158
        1,760    5.000%, 8/15/23 - AMBAC Insured                                      8/14 at 100.00         AAA          1,828,147

        1,260   Rowlett, Rockwall and Dallas Counties, Texas, Waterworks              3/14 at 100.00         AAA          1,303,848
                 and Sewerage System Revenue Bonds, Series 2004A,
                 5.000%, 3/01/22 - MBIA Insured

        1,500   Texas Water Development Board, Senior Lien State Revolving            7/09 at 100.00         AAA          1,540,470
                 Fund Revenue Bonds, Series 1999A, 5.500%, 7/15/21

------------------------------------------------------------------------------------------------------------------------------------
       14,735   Total Water and Sewer                                                                                    15,450,391
------------------------------------------------------------------------------------------------------------------------------------
$     218,250   Total Investments (cost $205,771,791) - 149.9%                                                          211,661,923
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.7)%                                                                       (3,775,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      2,351,315
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.9)%                                                        (69,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 141,238,238
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time it is formally determined that the interest on the bonds should be treated as taxable.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

               (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
                                                                   July 31, 2007

                                                      ARIZONA           ARIZONA          ARIZONA           ARIZONA            TEXAS
                                                      PREMIUM          DIVIDEND         DIVIDEND          DIVIDEND          QUALITY
                                                       INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3           INCOME
                                                         (NAZ)             (NFZ)            (NKR)             (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $94,092,719,
   $35,273,190, $55,589,992, $67,868,799,
   and $205,771,791, respectively)                $96,472,027       $35,810,961      $57,023,564       $68,862,744     $211,661,923
Cash                                                  429,643           301,296          241,819           191,947               --
Receivables:
   Interest                                           630,527           261,297          422,478           445,634        3,157,597
   Investments sold                                        --                --               --                --           24,476
Other assets                                            9,866             5,866            7,576             2,642           16,543
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                    97,542,063        36,379,420       57,695,437        69,502,967      214,860,539
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                             --                --               --                --           31,494
Floating rate obligations                           4,708,335         1,818,983        3,025,615         3,754,569        3,775,000
Variation margin                                           --             6,125               --                --               --
Accrued expenses:
   Management fees                                     49,512            12,615           17,640            17,349          111,723
   Other                                               32,419            14,731           26,194            12,868          180,177
Common share dividends payable                        205,430            81,485          139,665           164,655          499,444
Preferred share dividends payable                      12,737             6,672           10,643             1,928           24,463
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                5,008,433         1,940,611        3,219,757         3,951,369        4,622,301
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value             30,000,000        12,000,000       18,500,000        22,000,000       69,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $62,533,630       $22,438,809      $35,975,680       $43,551,598     $141,238,238
====================================================================================================================================
Common shares outstanding                           4,468,210         1,549,939        2,436,687         3,067,630        9,495,144
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)          $     14.00       $     14.48      $     14.76       $     14.20     $      14.87
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share           $    44,682       $    15,499      $    24,367       $    30,676     $     94,951
Paid-in surplus                                    62,143,653        21,926,440       34,534,100        43,248,456      134,624,791
Undistributed (Over-distribution of) net
   investment income                                 (120,660)          (65,588)         (93,093)         (140,010)         (62,971)
Accumulated net realized gain (loss)
   from investments and
   derivative transactions                         (1,913,353)           66,729           76,734          (581,469)         691,335
Net unrealized appreciation (depreciation)
   of investments and derivative transactions       2,379,308           495,729        1,433,572           993,945        5,890,132
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $62,533,630       $22,438,809      $35,975,680       $43,551,598     $141,238,238
====================================================================================================================================
Authorized shares:
   Common                                         200,000,000         Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                        1,000,000         Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
OPERATIONS
                                                        Year Ended July 31, 2007
                                                      ARIZONA           ARIZONA          ARIZONA           ARIZONA            TEXAS
                                                      PREMIUM          DIVIDEND         DIVIDEND          DIVIDEND          QUALITY
                                                       INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3           INCOME
                                                         (NAZ)             (NFZ)            (NKR)             (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $4,556,929        $1,667,206       $2,694,761        $3,138,098      $10,791,923
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                       595,546           222,545          351,086           421,917        1,341,780
Preferred shares - auction fees                        75,000            29,999           46,249            54,998          172,499
Preferred shares - dividend disbursing agent fees      10,000            10,000           10,000            10,000           20,000
Shareholders' servicing agent fees and expenses         4,181               365              264               240           11,196
Interest expense on floating rate obligations          54,121            22,871           37,136            45,000           84,103
Custodian's fees and expenses                          35,305            19,011           23,766            26,530           52,376
Directors'/Trustees' fees and expenses                  2,561               885            1,948             1,979            5,856
Professional fees                                      13,713            10,986           11,888            12,407           18,801
Shareholders' reports - printing and
   mailing expenses                                    16,093             7,892           10,180            12,420           27,635
Stock exchange listing fees                             9,735               135              207               261            9,739
Investor relations expense                             12,026             4,396            6,921             8,199           25,928
Other expenses                                         15,789            12,610           13,655            12,823           16,632
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                          844,070           341,695          513,300           606,774        1,786,545
   Custodian fee credit                               (15,574)           (9,113)         (11,899)          (13,827)         (23,394)
   Expense reimbursement                                   --           (79,068)        (156,899)         (212,868)              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                          828,496           253,514          344,502           380,079        1,763,151
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               3,728,433         1,413,692        2,350,259         2,758,019        9,028,772
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                        189,070            66,786          241,754            75,705          896,242
   Forward swaps                                           --                --               --            10,344               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                       (676,216)         (293,258)        (656,316)         (354,681)      (1,939,151)
   Forward swaps                                           --                --               --           (48,098)              --
   Futures                                                 --           (42,042)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)              (487,146)         (268,514)        (414,562)         (316,730)      (1,042,909)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                           (996,807)         (378,572)        (593,932)         (755,446)      (2,392,641)
From accumulated net realized gains                        --           (24,096)         (24,790)               --          (97,712)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders      (996,807)         (402,668)        (618,722)         (755,446)      (2,490,353)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                   $2,244,480        $  742,510       $1,316,975        $1,685,843      $ 5,495,510
====================================================================================================================================

                                 See accompanying notes to financial statements.

               Statement of
               CHANGES in NET ASSETS
                                          ARIZONA                             ARIZONA                            ARIZONA
                                    PREMIUM INCOME (NAZ)              DIVIDEND ADVANTAGE (NFZ)           DIVIDEND ADVANTAGE 2 (NKR)
                                 ----------------------------       ----------------------------       -----------------------------
                                  YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                     7/31/07          7/31/06           7/31/07          7/31/06           7/31/07          7/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 3,728,433      $ 3,721,825       $ 1,413,692      $ 1,443,824       $ 2,350,259      $ 2,339,566
Net realized gain (loss) from:
   Investments                       189,070          118,668            66,786          129,877           241,754          124,725
   Forward swaps                          --               --                --           45,960                --           89,291
Change in net unrealized
   appreciation of:
   Investments                      (676,216)      (1,870,680)         (293,258)        (781,653)         (656,316)      (1,063,447)
   Forward swaps                          --               --                --          (25,345)               --          (50,556)
   Futures                                --               --           (42,042)              --                --               --
Distributions to
   Preferred shareholders:
   From net investment income       (996,807)        (787,320)         (378,572)        (305,984)         (593,932)        (485,176)
   From accumulated net
      realized gains                      --               --           (24,096)         (14,818)          (24,790)         (34,003)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                 2,244,480        1,182,493           742,510          491,861         1,316,975          920,400
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (2,734,545)      (3,081,682)       (1,105,248)      (1,299,911)       (1,803,414)      (2,009,891)
From accumulated net
   realized gains                         --               --           (95,091)        (118,137)          (98,537)        (256,786)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (2,734,545)      (3,081,682)       (1,200,339)      (1,418,048)       (1,901,951)      (2,266,677)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions          --          100,418            35,133           35,014            95,591          106,998
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions        --          100,418            35,133           35,014            95,591          106,998
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares      (490,065)      (1,798,771)         (422,696)        (891,173)         (489,385)      (1,239,279)
Net assets applicable to
   Common shares at the
   beginning of year              63,023,695       64,822,466        22,861,505       23,752,678        36,465,065       37,704,344
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $62,533,630      $63,023,695       $22,438,809      $22,861,505       $35,975,680      $36,465,065
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year            $  (120,660)     $  (115,641)      $   (65,588)     $     4,540       $   (93,093)     $   (45,252)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                              ARIZONA                             TEXAS
                                                                     DIVIDEND ADVANTAGE 3 (NXE)            QUALITY INCOME (NTX)
                                                                    ----------------------------       -----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        7/31/07          7/31/06           7/31/07          7/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 2,758,019      $ 2,706,006       $ 9,028,772      $ 9,149,206
Net realized gain (loss) from:
   Investments                                                           75,705          111,246           896,242        1,401,122
   Forward swaps                                                         10,344          143,857                --               --
Change in net unrealized appreciation of:
   Investments                                                         (354,681)      (1,013,672)       (1,939,151)      (4,517,912)
   Forward swaps                                                        (48,098)         (30,567)               --               --
   Futures                                                                   --               --                --               --
Distributions to Preferred shareholders:
   From net investment income                                          (755,446)        (597,775)       (2,392,641)      (2,071,629)
   From accumulated net realized gains                                       --               --           (97,712)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    1,685,843        1,319,095         5,495,510        3,960,787
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (2,049,116)      (2,239,245)       (6,921,959)      (7,757,330)
From accumulated net realized gains                                          --               --          (344,674)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                            (2,049,116)      (2,239,245)       (7,266,633)      (7,757,330)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                          1,401            4,304                --           88,073
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                                        1,401            4,304                --           88,073
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                         (361,872)        (915,846)       (1,771,123)      (3,708,470)
Net assets applicable to Common
   shares at the beginning of year                                   43,913,470       44,829,316       143,009,361      146,717,831
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $43,551,598      $43,913,470      $141,238,238     $143,009,361
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year                                               $  (140,010)     $   (93,467)     $    (62,971)    $    236,581
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) and Nuveen Texas Quality Income Municipal Fund
(NTX). Common shares of Arizona Premium Income (NAZ) and Texas Quality Income
(NTX) are traded on the New York Stock Exchange while Common shares of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2007, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                       ARIZONA      ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                       PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                        INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                          (NAZ)        (NFZ)         (NKR)         (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------------------
Number of shares:
    Series M                                                --           --            --           880           760
    Series T                                                --          480            --            --            --
    Series W                                                --           --           740            --            --
    Series TH                                            1,200           --            --            --         2,000
---------------------------------------------------------------------------------------------------------------------
Total                                                    1,200          480           740           880         2,760
=====================================================================================================================

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended July, 31, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended July 31, 2007, were as follows:

                                                       ARIZONA      ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                       PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                        INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                          (NAZ)        (NFZ)         (NKR)         (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                   $1,389,149     $586,210      $952,413    $1,154,467    $2,161,575
Average annual interest rate and fees                    3.90%        3.90%         3.90%         3.90%         3.89%
=====================================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. Each Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                           ARIZONA PREMIUM          ARIZONA DIVIDEND          ARIZONA DIVIDEND
                                            INCOME (NAZ)             ADVANTAGE (NFZ)          ADVANTAGE 2 (NKR)
                                      ------------------------   -----------------------   -----------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         7/31/07       7/31/06      7/31/07      7/31/06      7/31/07      7/31/06
==================================================================================================================
Common shares issued to
   shareholders due to
   reinvestment of distributions              --         6,761        2,295        2,135        6,191        6,848
------------------------------------------------------------------------------------------------------------------
                                                                     ARIZONA DIVIDEND            TEXAS QUALITY
                                                                     ADVANTAGE 3 (NXE)           INCOME (NTX)
                                                                 -----------------------   -----------------------
                                                                 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                    7/31/07      7/31/06      7/31/07      7/31/06
------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions                                         99          288           --        5,523
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2007, were as follows:

                                                       ARIZONA      ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                       PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                        INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                          (NAZ)        (NFZ)         (NKR)         (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------------------
Purchases                                          $17,850,563  $10,396,703   $11,266,093   $14,420,110   $24,092,194
Sales and maturities                                12,864,801    7,052,124     8,090,426    10,557,509    19,643,171
=====================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2007, the cost of investments was as follows:

                                                       ARIZONA      ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                       PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                        INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                          (NAZ)        (NFZ)         (NKR)         (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------------------
Cost of investments                                $89,352,348  $33,444,398   $52,669,074   $64,156,569  $201,777,312
=====================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2007, were as follows:

                                                       ARIZONA      ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                       PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                        INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                          (NAZ)        (NFZ)         (NKR)         (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                     $3,027,883    $ 808,428    $1,844,407    $1,464,667    $6,963,616
   Depreciation                                       (623,259)    (266,563)     (521,934)     (512,008)     (995,184)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                   $2,404,624    $ 541,865    $1,322,473    $  952,659    $5,968,432
=====================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2007, the Funds' tax year end, were as follows:

                                                       ARIZONA      ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                       PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                        INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                          (NAZ)        (NFZ)         (NKR)         (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                  $94,638      $23,011       $66,180       $26,437      $457,648
Undistributed net ordinary income **                         --          --            --            --            --
Undistributed net long-term capital gains                    --      24,687       189,057            --       691,335
=====================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 2, 2007, paid on August 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended July 31, 2007 and July 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                       ARIZONA      ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                       PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                        INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
2007                                                      (NAZ)        (NFZ)         (NKR)         (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***         $3,727,652   $1,496,276    $2,402,229    $2,822,896    $9,349,744
Distributions from net ordinary income **                   --        3,027            --            --            --
Distributions from net long-term capital gains ****         --      119,187       123,327            --       442,386
=====================================================================================================================
                                                       ARIZONA      ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                       PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                        INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
2006                                                      (NAZ)        (NFZ)         (NKR)         (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income            $3,923,547   $1,618,663    $2,507,532    $2,850,308    $9,881,946
Distributions from net ordinary income **                   --           --            --            --        22,028
Distributions from net long-term capital gains              --      132,955       290,789            --            --
=====================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended July 31, 2007, as Exempt Interest Dividends.

**** The Funds hereby designate these amounts paid during the fiscal year ended
     July 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At July 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           ARIZONA      ARIZONA
                                                           PREMIUM     DIVIDEND
                                                            INCOME  ADVANTAGE 3
                                                              (NAZ)        (NXE)
-------------------------------------------------------------------------------
Expiration year:
   2011                                                 $  359,726     $     --
   2012                                                  1,553,627      158,487
   2013                                                         --      160,902
   2014                                                         --      218,127
-------------------------------------------------------------------------------
Total                                                   $1,913,353     $537,516
===============================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                            ARIZONA PREMIUM INCOME (NAZ)
(INCLUDING NET ASSETS                                 TEXAS QUALITY INCOME (NTX)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
===============================================================================

                                                ARIZONA DIVIDEND ADVANTAGE (NFZ)
AVERAGE DAILY NET ASSETS                      ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
(INCLUDING NET ASSETS                         ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
ATTRIBUTABLE TO PREFERRED SHARES)                           FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
===============================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2007, the complex-level fee rate was .1831%.

Effective August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
===============================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
===============================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Arizona Dividend Advantage's (NFZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
JANUARY 31,                                            JANUARY 31,
--------------------------------------------------------------------------------
2001*                        .30%                      2007                 .25%
2002                         .30                       2008                 .20
2003                         .30                       2009                 .15
2004                         .30                       2010                 .10
2005                         .30                       2011                 .05
2006                         .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Arizona Dividend Advantage 2's (NKR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
MARCH 31,                                              MARCH 31,
--------------------------------------------------------------------------------
2002*                        .30%                      2008                 .25%
2003                         .30                       2009                 .20
2004                         .30                       2010                 .15
2005                         .30                       2011                 .10
2006                         .30                       2012                 .05
2007                         .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Arizona Dividend Advantage 3's (NXE) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
SEPTEMBER 30,                                          SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                        .32%                      2007                 .32%
2003                         .32                       2008                 .24
2004                         .32                       2009                 .16
2005                         .32                       2010                 .08
2006                         .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 3 (NXE) for any portion of its fees and expenses beyond September 30, 2010.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC, pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investors include an affiliate of Merrill Lynch. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds upon and after the acquisition. One important implication of this is that the Funds will not be able to buy securities from or sell securities to Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. The obligations of Windy City to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund has approved a new investment management agreement with the Adviser. The agreement is being presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by January 31, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 4, 2007, to shareholders of record on August 15, 2007, as follows:

                                                       ARIZONA      ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                       PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                        INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                          (NAZ)        (NFZ)         (NKR)         (NXE)         (NTX)
---------------------------------------------------------------------------------------------------------------------
Dividend per share                                      $.0510       $.0555        $.0615        $.0545        $.0605
=====================================================================================================================

                      Financial
                      HIGHLIGHTS

                      Financial
                      HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                 Less Distributions
                               ------------------------------------------------------------------  ------------------------------
                                                         Distributions    Distributions
                                                              from Net             from                   Net
                   Beginning                                Investment          Capital            Investment    Capital
                      Common                       Net       Income to         Gains to             Income to   Gains to
                       Share          Net    Realized/       Preferred        Preferred                Common     Common
                   Net Asset   Investment   Unrealized          Share-           Share-                Share-     Share-
                       Value       Income   Gain (Loss)        holders+         holders+    Total     holders    holders   Total
---------------------------------------------------------------------------------------------------------------------------------
ARIZONA PREMIUM
INCOME (NAZ)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                  $14.10        $ .83        $(.10)          $(.22)            $ --     $ .51       $(.61)      $ --   $(.61)
2006                   14.53          .83         (.39)           (.18)              --       .26        (.69)        --    (.69)
2005                   14.04          .86          .56            (.09)              --      1.33        (.84)        --    (.84)
2004                   13.66          .92          .43            (.05)              --      1.30        (.92)        --    (.92)
2003                   14.25          .97         (.57)           (.07)              --       .33        (.92)        --    (.92)

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                   14.77          .91         (.17)           (.24)            (.02)      .48        (.71)      (.06)   (.77)
2006                   15.37          .93         (.40)           (.20)            (.01)      .32        (.84)      (.08)   (.92)
2005                   15.00          .97          .46            (.10)              --      1.33        (.92)      (.04)   (.96)
2004                   14.45          .99          .57            (.06)              --      1.50        (.91)      (.04)   (.95)
2003                   14.81         1.00         (.38)           (.07)            (.01)      .54        (.88)      (.04)   (.92)
=================================================================================================================================
                                                                  Total Returns
                                                              --------------------
                      Offering                                              Based
                     Costs and       Ending                                    on
                     Preferred       Common                    Based       Common
                         Share        Share     Ending            on    Share Net
                  Underwriting    Net Asset     Market        Market        Asset
                     Discounts        Value      Value         Value*       Value*
----------------------------------------------------------------------------------
ARIZONA PREMIUM
INCOME (NAZ)
----------------------------------------------------------------------------------
Year Ended 7/31:
2007                      $ --       $14.00     $13.07          (.22)%       3.62%
2006                        --        14.10      13.69         (5.62)        1.84
2005                        --        14.53      15.22          5.17         9.69
2004                        --        14.04      15.27          7.97         9.66
2003                        --        13.66      15.00         (5.98)        2.21

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
----------------------------------------------------------------------------------
Year Ended 7/31:
2007                        --        14.48      13.35        (11.63)        3.24
2006                        --        14.77      15.90          4.54         2.14
2005                        --        15.37      16.08         10.88         9.04
2004                        --        15.00      15.40          7.05        10.56
2003                       .02        14.45      15.30          3.06         3.67
==================================================================================
                                                              Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets             Ratios to Average Net Assets
                                          Applicable to Common Shares               Applicable to Common Shares
                                          Before Credit/Reimbursement               After Credit/Reimbursement**
                               --------------------------------------------  -------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable     Expenses        Expenses              Net     Expenses        Expenses             Net    Portfolio
                  to Common    Including       Excluding       Investment    Including       Excluding      Investment     Turnover
                Shares (000)    Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)     Income++       Rate
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA PREMIUM
INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                $62,534         1.32%           1.24%            5.81%        1.30%           1.21%           5.84%          13%
2006                 63,024         1.21            1.21             5.83         1.19            1.19            5.84           22
2005                 64,822         1.20            1.20             5.91         1.19            1.19            5.92           17
2004                 62,431         1.22            1.22             6.49         1.21            1.21            6.50           26
2003                 60,547         1.25            1.25             6.81         1.24            1.24            6.82           17

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                 22,439         1.48            1.38             5.74         1.10            1.00            6.12           19
2006                 22,862         1.36            1.36             5.79          .92             .92            6.23           24
2005                 23,753         1.34            1.34             5.82          .87             .87            6.28           18
2004                 23,153         1.30            1.30             6.10          .83             .83            6.57           24
2003                 22,290         1.35            1.35             6.11          .91             .91            6.55           20
====================================================================================================================================

                                                       Floating Rate Obligations
                   Preferred Shares at End of Period        at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share          (000)  Per $1,000
--------------------------------------------------------------------------------
ARIZONA PREMIUM
INCOME (NAZ)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007              $30,000       $25,000      $77,111        $4,708      $20,653
2006               30,000        25,000       77,520            --           --
2005               30,000        25,000       79,019            --           --
2004               30,000        25,000       77,026            --           --
2003               30,000        25,000       75,456            --           --

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007               12,000        25,000       71,748         1,819       19,933
2006               12,000        25,000       72,628            --           --
2005               12,000        25,000       74,485            --           --
2004               12,000        25,000       73,235            --           --
2003               12,000        25,000       71,438            --           --
================================================================================
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  54-55 spread

                      Financial
                      HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                 Less Distributions
                               ------------------------------------------------------------------  ------------------------------
                                                         Distributions    Distributions
                                                              from Net             from                   Net
                   Beginning                                Investment          Capital            Investment    Capital
                      Common                       Net       Income to         Gains to             Income to   Gains to
                       Share          Net    Realized/       Preferred        Preferred                Common     Common
                   Net Asset   Investment   Unrealized          Share-           Share-                Share-     Share-
                       Value       Income   Gain (Loss)        holders+         holders+    Total     holders    holders   Total
---------------------------------------------------------------------------------------------------------------------------------
ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                  $15.00         $.97        $(.18)          $(.24)           $(.01)    $ .54      $ (.74)     $(.04)  $(.78)
2006                   15.56          .96         (.37)           (.20)            (.01)      .38        (.83)      (.11)   (.94)
2005                   15.10          .97          .59            (.11)            (.01)     1.44        (.86)      (.12)   (.98)
2004                   14.57          .96          .53            (.06)              --      1.43        (.86)      (.04)   (.90)
2003                   14.88          .96         (.31)           (.08)              --       .57        (.86)      (.01)   (.87)

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                   14.32          .90         (.10)           (.25)              --       .55        (.67)        --    (.67)
2006                   14.62          .88         (.26)           (.19)              --       .43        (.73)        --    (.73)
2005                   14.01          .89          .62            (.10)              --      1.41        (.80)        --    (.80)
2004                   13.45          .89          .54            (.06)              --      1.37        (.80)        --    (.80)
2003(b)                14.33          .66         (.67)           (.05)              --      (.06)       (.61)        --    (.61)
=================================================================================================================================
                                                                   Total Returns
                                                               --------------------
                       Offering                                              Based
                      Costs and       Ending                                    on
                      Preferred       Common                    Based       Common
                          Share        Share     Ending            on    Share Net
                   Underwriting    Net Asset     Market        Market        Asset
                      Discounts        Value      Value         Value**      Value**
------------------------------------------------------------------------------------
ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------
Year Ended 7/31:
2007                       $ --       $14.76     $15.27          4.52%        3.59%
2006                         --        15.00      15.37           .82         2.49
2005                         --        15.56      16.19         16.30         9.74
2004                         --        15.10      14.82          9.46         9.98
2003                       (.01)       14.57      14.40         (3.53)        3.67

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
------------------------------------------------------------------------------------
Year Ended 7/31:
2007                         --        14.20      13.44          4.21         3.81
2006                         --        14.32      13.52         (1.80)        3.03
2005                         --        14.62      14.48         15.11        10.21
2004                       (.01)       14.01      13.30          1.01        10.25
2003(b)                    (.21)       13.45      13.97         (2.76)       (2.05)
====================================================================================
                                                               Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets             Ratios to Average Net Assets
                                          Applicable to Common Shares               Applicable to Common Shares
                                          Before Credit/Reimbursement               After Credit/Reimbursement***
                               --------------------------------------------  -------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable    Expenses        Expenses              Net     Expenses        Expenses             Net    Portfolio
                   to Common   Including       Excluding       Investment    Including       Excluding      Investment     Turnover
                 Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)     Income++       Rate
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                 $35,976        1.39%           1.29%            5.92%         .93%            .83%           6.38%          14%
2006                  36,465        1.28            1.28             5.88          .82             .82            6.34           11
2005                  37,704        1.27            1.27             5.76          .82             .82            6.22           11
2004                  36,543        1.27            1.27             5.83          .80             .80            6.30           14
2003                  35,237        1.27            1.27             5.78          .82             .82            6.23            4

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                  43,552        1.36            1.26             5.69          .85             .75            6.19           15
2006                  43,913        1.26            1.26             5.63          .78             .78            6.12           12
2005                  44,829        1.25            1.25             5.63          .76             .76            6.12           15
2004                  42,983        1.25            1.25             5.80          .76             .76            6.29           22
2003(b)               41,247        1.19*           1.19*            5.05*         .73*            .73*           5.52*          16
====================================================================================================================================

                                                       Floating Rate Obligations
                   Preferred Shares at End of Period        at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share          (000)  Per $1,000
--------------------------------------------------------------------------------
ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007              $18,500       $25,000      $73,616         $3,026     $19,005
2006               18,500        25,000       74,277             --          --
2005               18,500        25,000       75,952             --          --
2004               18,500        25,000       74,382             --          --
2003               18,500        25,000       72,618             --          --

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007               22,000        25,000       74,490          3,755      18,459
2006               22,000        25,000       74,902             --          --
2005               22,000        25,000       75,942             --          --
2004               22,000        25,000       73,844             --          --
2003(b)            22,000        25,000       71,872             --          --
================================================================================
*    Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b) For the period September 25, 2002 (commencement of operations) through July 31, 2003.


                                 See accompanying notes to financial statements.

                                  56-57 spread

                      Financial
                      HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                 Less Distributions
                               ------------------------------------------------------------------  ------------------------------
                                                         Distributions    Distributions
                                                              from Net             from                   Net
                   Beginning                                Investment          Capital            Investment    Capital
                      Common                       Net       Income to         Gains to             Income to   Gains to
                       Share          Net    Realized/       Preferred        Preferred                Common     Common
                   Net Asset   Investment   Unrealized          Share-           Share-                Share-     Share-
                       Value       Income   Gain (Loss)        holders+         holders+    Total     holders    holders   Total
---------------------------------------------------------------------------------------------------------------------------------
TEXAS QUALITY
INCOME (NTX)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                  $15.06        $ .95       $ (.11)         $ (.25)          $ (.01)    $ .58       $(.73)     $(.04)  $(.77)
2006                   15.46          .96         (.32)           (.22)              --       .42        (.82)        --    (.82)
2005                   15.12         1.00          .41            (.13)              --      1.28        (.94)        --    (.94)
2004                   14.57         1.03          .55            (.07)              --      1.51        (.96)        --    (.96)
2003                   15.14         1.05         (.58)           (.08)              --       .39        (.95)      (.01)   (.96)
=================================================================================================================================
                                                                   Total Returns
                                                               --------------------
                       Offering                                              Based
                      Costs and       Ending                                    on
                      Preferred       Common                    Based       Common
                          Share        Share     Ending            on    Share Net
                   Underwriting    Net Asset     Market        Market        Asset
                      Discounts        Value      Value         Value*       Value*
-----------------------------------------------------------------------------------
TEXAS QUALITY
INCOME (NTX)
-----------------------------------------------------------------------------------
Year Ended 7/31:
2007                       $ --       $14.87     $13.89          (.52)%       3.82%
2006                         --        15.06      14.71         (4.03)        2.77
2005                         --        15.46      16.19         17.83         8.61
2004                         --        15.12      14.59          5.87        10.51
2003                         --        14.57      14.71          4.14         2.54
===================================================================================
                                                             Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets             Ratios to Average Net Assets
                                         Applicable to Common Shares               Applicable to Common Shares
                                         Before Credit/Reimbursement               After Credit/Reimbursement**
                              --------------------------------------------  -------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses        Expenses              Net     Expenses        Expenses             Net     Portfolio
                  to Common   Including       Excluding       Investment    Including       Excluding      Investment      Turnover
                Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)     Income++        Rate
------------------------------------------------------------------------------------------------------------------------------------
TEXAS QUALITY
INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007               $141,238        1.24%           1.18%            6.24%        1.22%           1.16%           6.26%            9%
2006                143,009        1.19            1.19             6.31         1.18            1.18            6.33            13
2005                146,718        1.18            1.18             6.42         1.16            1.16            6.44            14
2004                143,233        1.18            1.18             6.77         1.18            1.18            6.77            16
2003                137,975        1.20            1.20             6.93         1.19            1.19            6.94            12
====================================================================================================================================

                                                       Floating Rate Obligations
                   Preferred Shares at End of Period        at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share          (000)  Per $1,000
--------------------------------------------------------------------------------
TEXAS QUALITY INCOME (NTX)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007              $69,000       $25,000      $76,173        $3,775      $56,692
2006               69,000        25,000       76,815            --           --
2005               69,000        25,000       78,159            --           --
2004               69,000        25,000       76,896            --           --
2003               69,000        25,000       74,991            --           --
================================================================================
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  58-59 spread

Board Members & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                    NUMBER
   NAME,                       POSITION(S) HELD      YEAR FIRST     OF PORTFOLIOS  PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     IN FUND        OCCUPATION(S)
   & ADDRESS                                         APPOINTED      COMPLEX        INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY    DIRECTORSHIPS
                                                                    BOARD MEMBER   DURING PAST 5 YEARS

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
[] TIMOTHY R. SCHWERTFEGER(1)                                                      Director (since 1994) and Chairman (since
   3/28/49                     Chairman of           1994                          1996) and Non-Executive Chairman (since July
   333 W. Wacker Drive         the Board             ANNUAL         176            1, 2007) formerly, Chief Executive Officer
   Chicago, IL 60606           and Board Member                                    (1996-June 30, 2007) of Nuveen Investments,
                                                                                   Inc. and Nuveen Asset Management and certain
                                                                                   other subsidiaries of Nuveen Investments,
                                                                                   Inc.; formerly, Director (1992-2006) of
                                                                                   Institutional Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] ROBERT P. BREMNER                                                               Private Investor and Management Consultant.
   8/22/40                     Lead                  1997
   333 W. Wacker Drive         Independent           CLASS III      176
   Chicago, IL 60606           Board member

[] JACK B. EVANS                                                                   President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                          private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III      176            1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                               Fire Group, a publicly held company; Member
                                                                                   of the Board of Regents for the State of
                                                                                   Iowa University System; Director, Gazette
                                                                                   Companies; Life Trustee of Coe College and
                                                                                   Iowa College Foundation; Member of the
                                                                                   Advisory Council of the Department of
                                                                                   Finance in the Tippie College of Business,
                                                                                   University of Iowa; formerly, Director,
                                                                                   Alliant Energy; formerly, Director, Federal
                                                                                   Reserve Bank of Chicago; formerly, President
                                                                                   and Chief Operating Officer, SCI Financial
                                                                                   Group, Inc., a regional financial services firm.

[] WILLIAM C. HUNTER                                                               Dean, Tippie College of Business, University
   3/6/48                                            2004                          of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          CLASS II       176            and Distinguished Professor of Finance,
   Chicago, IL 60606                                                               School of Business at the University of
                                                                                   Connecticut (2003-2006); previously, Senior
                                                                                   Vice President and Director of Research at
                                                                                   the Federal Reserve Bank of Chicago
                                                                                   (1995-2003); Director (since 1997), Credit
                                                                                   Research Center at Georgetown University;
                                                                                   Director (since 2004) of Xerox Corporation;
                                                                                   Director, SS&C Technologies, Inc. (May
                                                                                   2005-October 2005).


                                       60

                                                                    NUMBER
   NAME,                       POSITION(S) HELD      YEAR FIRST     OF PORTFOLIOS  PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     IN FUND        OCCUPATION(S)
   & ADDRESS                                         APPOINTED      COMPLEX        INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY    DIRECTORSHIPS
                                                                    BOARD MEMBER   DURING PAST 5 YEARS

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
[] DAVID J. KUNDERT                                                                Director, Northwestern Mutual Wealth
   10/28/42                                          2005                          Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II       174            Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                               President and CEO, Banc One Investment
                                                                                   Advisors Corporation, and President, One
                                                                                   Group Mutual Funds; prior thereto, Executive
                                                                                   Vice President, Banc One Corporation and
                                                                                   Chairman and CEO, Banc One Investment
                                                                                   Management Group; Board of Regents, Luther
                                                                                   College; member of the Wisconsin Bar
                                                                                   Association; member of Board of Directors,
                                                                                   Friends of Boerner Botanical Gardens; member
                                                                                   of Board of Directors, Milwaukee Repertory
                                                                                   Theater.

[] WILLIAM J. SCHNEIDER                                                            Chairman of Miller-Valentine Partners Ltd.,
   9/24/44                                           1997                          a real estate investment company; formerly,
   333 W. Wacker Drive         Board member          ANNUAL         176            Senior Partner and Chief Operating Officer
   Chicago, IL 60606                                                               (retired, 2004) of Miller-Valentine Group;
                                                                                   formerly, Vice President, Miller-Valentine
                                                                                   Realty; Board Member, Chair of the Finance
                                                                                   Committee and member of the Audit Committee
                                                                                   of Premier Health Partners, the
                                                                                   not-for-profit company of Miami Valley
                                                                                   Hospital; Vice President, Dayton
                                                                                   Philharmonic Orchestra Association; Board
                                                                                   Member, Regional Leaders Forum, which
                                                                                   promotes cooperation on economic development
                                                                                   issues; Director, Dayton Development
                                                                                   Coalition; formerly, Member, Community
                                                                                   Advisory Board, National City Bank, Dayton,
                                                                                   Ohio and Business Advisory Council,
                                                                                   Cleveland Federal Reserve Bank.

[] JUDITH M. STOCKDALE                                                             Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                          Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I        176            thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                               Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                 Director, Chicago Board Options Exchange
   6/28/47                                           2007                          (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I        176            Association Oversight Board (since 2005);
   Chicago, IL 60606                                                               Commissioner, New York State Commission on
                                                                                   Public Authority Reform (since 2005);
                                                                                   formerly Director, New York State Division
                                                                                   of the Budget (2000-2004), Chair, Public
                                                                                   Authorities Control Board (2000-2004) and
                                                                                   Director, Local Government Assistance
                                                                                   Corporation (2000-2004).


                                       61

                                                                    NUMBER
   NAME,                       POSITION(S) HELD      YEAR FIRST     OF PORTFOLIOS  PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     IN FUND        OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   COMPLEX        DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:
[] GIFFORD R. ZIMMERMAN                                                            Managing Director (since 2002), Assistant
   9/9/56                      Chief                                               Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988           176            formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                             General Counsel, of Nuveen Investments, LLC;
                                                                                   Managing Director (since 2002) and Assistant
                                                                                   Secretary and Associate General Counsel,
                                                                                   formerly, Vice President (since 1997), of
                                                                                   Nuveen Asset Management; Managing Director
                                                                                   (since 2004) and Assistant Secretary (since
                                                                                   1994) of Nuveen Investments, Inc.; Assistant
                                                                                   Secretary of NWQ Investment Management
                                                                                   Company, LLC. (since 2002); Vice President
                                                                                   and Assistant Secretary of Nuveen
                                                                                   Investments Advisers Inc. (since 2002);
                                                                                   Managing Director, Associate General Counsel
                                                                                   Assistant Secretary of Rittenhouse Asset
                                                                                   Management, Inc., Symphony Asset Management
                                                                                   LLC (since 2003), Tradewinds Global
                                                                                   Investors, LLC and Santa Barbara Asset
                                                                                   Management, LLC; (since 2006); formerly,
                                                                                   Managing Director (2002-2004), General
                                                                                   Counsel (1998-2004) and Assistant Secretary,
                                                                                   formerly, Vice President of Nuveen Advisory
                                                                                   Corp. and Nuveen Institutional Advisory
                                                                                   Corp.(3); Chartered Financial Analyst.

[] WILLIAMS ADAMS IV                                                               Executive Vice President, U.S. Structured
   6/9/55                                                                          Products of Nuveen Investments, LLC, (since
   333 West Wacker Drive       Vice President        2007           119            1999), prior thereto, Managing Director of
   Chicago, IL 60606                                                               Structured Investments.

[] JULIA L. ANTONATOS                                                              Managing Director (since 2005), formerly
   9/22/63                                                                         Vice President (since 2002) of Nuveen
   333 W. Wacker Drive         Vice President        2004           176            Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                               Analyst.

[] CEDRIC H. ANTOSIEWICZ                                                           Managing Director, (since 2004) previously,
   1/11/62                                                                         Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007           119            Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                             Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                      Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000           176
   Chicago, IL 60606           Secretary

[] PETER H. D'ARRIGO                                                               Vice President and Treasurer of Nuveen
   11/28/67                                                                        Investments, LLC and of Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999           176            Inc. (since 1999); Vice President and
   Chicago, IL 60606                                                               Treasurer of Nuveen Asset Management (since
                                                                                   2002) and of Nuveen Investments Advisers
                                                                                   Inc. (since 2002); Assistant Treasurer of
                                                                                   NWQ Investment Management Company, LLC.
                                                                                   (since 2002); Vice President and Treasurer
                                                                                   of Nuveen Rittenhouse Asset Management, Inc.
                                                                                   (since 2003); Treasurer of Symphony Asset
                                                                                   Management LLC (since 2003) and Santa
                                                                                   Barbara Asset Management, LLC (since 2006);
                                                                                   Assistant Treasurer, Tradewinds Global
                                                                                   Investors, LLC (since 2006); formerly, Vice
                                                                                   President and Treasurer (1999-2004) of
                                                                                   Nuveen Advisory Corp. and Nuveen
                                                                                   Institutional Advisory Corp.(3); Chartered
                                                                                   Financial Analyst.

[] LORNA C. FERGUSON
   10/24/45                                                                        Managing Director (since 2004), formerly,
   333 W. Wacker Drive         Vice President        1998           176            Vice President of Nuveen Investments, LLC,
   Chicago, IL 60606                                                               Managing Director (2004) formerly, Vice
                                                                                   President (1998-2004) of Nuveen Advisory
                                                                                   Corp. and Nuveen Institutional Advisory
                                                                                   Corp.(3); Managing Director (since 2005) of
                                                                                   Nuveen Asset Management.


                                       62

                                                                    NUMBER
   NAME,                       POSITION(S) HELD      YEAR FIRST     OF PORTFOLIOS  PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     IN FUND        OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   COMPLEX        DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:
[] WILLIAM M. FITZGERALD                                                           Managing Director (since 2002), formerly,
   3/2/64                                                                          Vice President of Nuveen Investments, LLC;
   333 W. Wacker Drive         Vice President        1995           176            Managing Director (1997-2004) of Nuveen
   Chicago, IL 60606                                                               Advisory Corp. and Nuveen Institutional
                                                                                   Advisory Corp.(3); Managing Director (since
                                                                                   2001) of Nuveen Asset Management; Vice
                                                                                   President (since 2002) of Nuveen Investments
                                                                                   Advisers Inc.; Chartered Financial Analyst.

[] STEPHEN D. FOY                                                                  Vice President (since 1993) and Funds
   5/31/54                     Vice President                                      Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998           176            Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                               and Funds Controller (1998-2004) of Nuveen
                                                                                   Investments, Inc.; Certified Public
                                                                                   Accountant.

[] WALTER M. KELLY                                                                 Assistant Vice President and Assistant
   2/24/70                     Chief Compliance                                    Secretary of the Nuveen Funds (2003-2006);
   333 West Wacker Drive       Officer and           2003           176            Vice President (since 2006) formerly,
   Chicago, IL 60606           Vice President                                      Assistant Vice President and Assistant
                                                                                   General Counsel (2003-2006) of Nuveen
                                                                                   Investments, LLC; previously, Associate
                                                                                   (2001-2003) at the law firm of Vedder,
                                                                                   Price, Kaufman & Kammholz.

[] DAVID J. LAMB                                                                   Vice President (since 2000) of Nuveen
   3/22/63                                                                         Investments, LLC; Certified Public Accountant.
   333 W. Wacker Drive         Vice President        2000           176
   Chicago, IL 60606

[] TINA M. LAZAR                                                                   Vice President of Nuveen Investments, LLC
   8/27/61                                                                         (since 1999).
   333 W. Wacker Drive         Vice President        2002           176
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                 Vice President, Assistant Secretary and
   7/27/51                     Vice President                                      Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988           176            Investments, LLC; formerly, Vice President
   Chicago, IL 60606           Secretary                                           and Assistant Secretary of Nuveen Advisory
                                                                                   Corp. and Nuveen Institutional Advisory
                                                                                   Corp.(3); Vice President (since 2005) and
                                                                                   Assistant Secretary of Nuveen Investments,
                                                                                   Inc.; Vice President (since 2005) and
                                                                                   Assistant Secretary (since 1997) of Nuveen
                                                                                   Asset Management; Vice President (since
                                                                                   2000), Assistant Secretary and Assistant
                                                                                   General Counsel (since 1998) of Rittenhouse
                                                                                   Asset Management, Inc.; Vice President and
                                                                                   Assistant Secretary of Nuveen Investments
                                                                                   Advisers Inc. (since 2002); Assistant
                                                                                   Secretary of NWQ Investment Management
                                                                                   Company, LLC (since 2002), Symphony Asset
                                                                                   Management LLC (since 2003) and Tradewinds
                                                                                   Global Investors, LLC and Santa Barbara
                                                                                   Asset Management, LLC (since 2006).

[] KEVIN J. MCCARTHY                                                               Vice President and Assistant General
   3/26/66                     Vice President                                      Counsel, Nuveen Investments, LLC (since
   333 W. Wacker Drive         and Secretary         2007           176            2007); Vice President, Nuveen Investments,
   Chicago, IL 60606                                                               LLC (since 2007); Vice President and
                                                                                   Assistant Secretary, Nuveen Asset Management
                                                                                   and Rittenhouse Asset Management, Inc.
                                                                                   (since 2007); prior thereto, Partner, Bell,
                                                                                   Boyd & Lloyd LLP (1997-2007)

[] JOHN V. MILLER                                                                  Managing Director (since 2007), formerly,
   4/10/67                                                                         Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         Vice President        2007           176            Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                               Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       Approval PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act") provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

[]   the nature, extent and quality of services provided by NAM;

[] the organization and business operations of NAM, including the responsibilities of various departments an key personnel;

[] each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

[] the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

[]   the expenses of Nuveen in providing the various services;

[] the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

[] the advisory fees NAM assesses to other types of investment products or clients;

[]   the soft dollar practices of NAM, if any; and

[] from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Boardduties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:


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[]   product management;

[]   fund administration;

[]   oversight by shareholder services and other fund service providers;

[]   administration of Board relations;

[]   regulatory and portfolio compliance; and

[]   legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

[]   maintaining shareholder communications;

[]   providing advertising for the Nuveen closed-end funds;

[]   maintaining its closed-end fund website;

[]   maintaining continual contact with financial advisers;

[]   providing educational symposia;

[] conducting research with investors and financial analysis regarding closed-end funds; and

[]   evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

[]   maintaining an in-house trading desk;

[]   maintaining a product manager for the Preferred Shares;

[]   developing distribution for Preferred Shares with new market participants;

[]   maintaining an orderly auction process;

[]   managing leverage and risk management of leverage; and

[] maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.


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In evaluating the performance information during the annual review at the May
Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

     3. PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.


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

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

[] the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

[]   the strategic plan for Nuveen following the Transaction;

[]   the governance structure for Nuveen following the Transaction;

[] any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

[] any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

[] any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

[] any benefits or undue burdens imposed on the Funds as a result of the Transaction;

[]   any legal issues for the Funds as a result of the Transaction;

[] the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

[] any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

[] the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

[] from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with


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

independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and


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

will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

[]   Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
     Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
     Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

[] The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

[]   The reputation, financial strength and resources of MDP.

[] The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

[]   The benefits to the Nuveen funds as a result of the Transaction including:
     (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

[] The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

     Reinvest Automatically
     EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



     NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

     Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

     By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

     It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

     EASY AND CONVENIENT

     To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

     HOW SHARES ARE PURCHASED

     The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

     FLEXIBLE

     You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

     You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

     The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

     CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

     For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

          Glossary of
          TERMS USED in this REPORT


     [] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

     [] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

     [] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

     [] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

     [] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

     [] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

     [] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

     [] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

For Funds listed on the New York Stock Exchange, each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In February 2007, the Board of Directors/Trustees voted to remove investment policy restrictions that limited the territorial bond holdings of these Funds to a maximum of 10 percent of net assets. This change will give the Funds' portfolio managers greater flexibility to achieve its investment objectives.

In May 2007, the Funds' Board of Directors/Trustees voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.


BOARD OF TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071 Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing approximately $172 billion in assets as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:   www.nuveen.com/etf

                                    Share prices
                                    Fund details
                                    Daily financial news
                                    Investor education
                                    Interactive planning tools

                                                                     EAN-A-0707D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   Nuveen Texas Quality Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------------
July 31, 2007                            $ 11,964                $ 0                $ 264                  $ 1,500
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                 0%                   0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------
July 31, 2006                            $ 11,377                $ 0                $ 400                  $ 2,900
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                 0%                   0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                          AUDIT-RELATED FEES    TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND      ADVISER AND           BILLED TO ADVISER
                                             AFFILIATED FUND       AFFILIATED FUND        AND AFFILIATED FUND
                                           SERVICE PROVIDERS     SERVICE PROVIDERS (1)     SERVICE PROVIDERS
-------------------------------------------------------------------------------------------------------------
July 31, 2007                                     $ 0                $     0                      $ 0
-------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                       0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------
July 31, 2006                                     $ 0                $ 2,400                      $ 0
-------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                       0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Ernst & Young LLP will no longer prepare the fund tax returns.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEE    OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND       REPORTING OF THE FUND)       ENGAGEMENTS)            TOTAL
--------------------------------------------------------------------------------------------------------------------------
July 31, 2007                                 $ 1,764                $     0                     $ 0               $ 1,764
July 31, 2006                                 $ 3,300                $ 2,400                     $ 0               $ 5,700

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board of Directors. His resignation became effective at 1 p.m. on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
Daniel J. Close     Nuveen Texas Quality Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                TYPE OF ACCOUNT         NUMBER OF
PORTFOLIO MANAGER                  MANAGED              ACCOUNTS      ASSETS*
--------------------------------------------------------------------------------
Daniel J. Close     Registered Investment Company          26     $5.017 billion
                    Other Pooled Investment Vehicles        0     $0
                    Other Accounts                          2     $.18 million

* Assets are as of July 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 31, 2007, the S&P/Investortools Municipal Bond index was comprised of 51,454 securities with an aggregate current market value of $ 999 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he/she serves as portfolio manager relative to any benchmarks established for those accounts, his/her effectiveness in communicating investment performance to stockholders and their representatives, and his/her contribution to the NAM investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the July 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                 DOLLAR RANGE OF
                                                                                   DOLLAR        EQUITY SECURITIES
                                                                                   RANGE OF      BENEFICIALLY OWNED
                                                                                   EQUITY        IN THE REMAINDER OF
                                                                                   SECURITIES    NUVEEN FUNDS
                                                                                   BENEFICIALLY  MANAGED BY NAM'S
NAME OF PORTFOLIO                                                                  OWNED IN      MUNICIPAL
MANAGER              FUND                                                          FUND          INVESTMENT TEAM
--------------------------------------------------------------------------------------------------------------------
Daniel J. Close      Nuveen Texas Quality Income Municipal Fund                    $  0          $0

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, Assistant Vice President, Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen's product management and development team, where he was responsible for the oversight and development of Nuveen's mutual fund product line. He then served as a research analyst for Nuveen's municipal investing team, covering corporate-backed, energy, transportation and utility credits. Currently, he manages investments for 27 Nuveen-sponsored investment companies. He received his BS in Business from Miami University, and his MBA from Northwestern University's Kellogg School of Management.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Texas Quality Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: October 5, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: October 5, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: October 5, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.